1933 Act Registration No. 333-100421
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [X] Post-Effective
                           Amendment No.       Amendment No. 1

                             EVERGREEN EQUITY TRUST
                        (Evergreen Large Cap Value Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             David Mahaffey, Esq.
                            Sullivan & Worcester LLP
                              1666 K Street, N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective:
[X]  immediately upon filing pursuant to paragraph (b)
[ ]  on [date] pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                    PART A

                             EVERGREEN EQUITY TRUST
                         EVERGREEN LARGE CAP VALUE FUND
                           PROSPECTUS/PROXY STATEMENT

                IMPORTANT NEWS FOR GMO PELICAN FUND SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                              QUESTIONS AND ANSWERS

Q:       What am I being asked to vote on?

A: You are being asked to vote on a proposed reorganization of your Fund, the GMO Pelican Fund, into Evergreen Large Cap Value Fund (the "Evergreen Fund"), a mutual fund within the Evergreen Family of Funds (the "Reorganization"). The Board of Trustees of your Fund recommends that you vote in favor of this proposal.

Q:       Why is the Reorganization being proposed at this time?

A: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"), as investment advisor to your Fund, has determined that it is no longer economically practicable to provide investment management and other services to the Fund. Your Fund is the only series of GMO Trust that is offered to a broad range of retail investors instead of primarily to institutional clients. In view of current asset levels and anticipated redemptions from the Fund this year, GMO believes that the continued operation of your Fund at existing fee and expense levels would require substantial, and perhaps indefinite, subsidization by GMO.

         In addition, GMO's core competency is providing superior investment management services to institutional investors. GMO does not currently have the infrastructure necessary to facilitate distribution of your Fund to a broad retail audience or to provide the types of shareholder services typically associated with an investment in a retail mutual fund. As a shareholder of the Evergreen Fund, a broader array of shareholder services tailored to retail mutual fund investors would be available to you. For these and other reasons set forth in the enclosed Prospectus/Proxy Statement, GMO recommended to your Fund's Board of Trustees that the Reorganization be approved.

Q: Why has the Board of Trustees recommended that I vote in favor of the Reorganization?

A: The reasons your Fund's Board of Trustees is recommending that shareholders vote in favor of this proposal include the following:

         o GMO has advised your Fund's Board of Trustees that without the Reorganization or a similar transaction, a proposed liquidation of your Fund is highly possible. The Reorganization is expected to qualify as a tax-free transaction and accordingly, your Fund and the shareholders of your Fund are not expected to recognize gain or loss as a result of the Reorganization. A liquidation of your Fund would constitute a recognition event for Fund shareholders.

         o Although the Evergreen Fund has a typical intermediary-sold mutual fund fee and expense structure (and bears a higher level of fees and expenses than your Fund currently bears), as a shareholder of the Evergreen Fund, you would receive a wider array of shareholder services and retail-oriented investment alternatives, and subject to requisite approvals, would continue to receive GMO's investment advisory services. In addition, GMO Fund shareholders will not pay any front-end or deferred sales charge in connection with shares received in the Reorganization, and Evergreen Fund has agreed to waive any sales charges with respect to subsequent purchases of Evergreen Fund shares by GMO Fund shareholders receiving shares in the Reorganization.

Q:       Will GMO provide investment advisory services to the Evergreen Fund?

A: Yes, it is expected that GMO will be appointed sub-advisor to the Evergreen Fund upon completion of the Reorganization.

Q:       What are the  principal  differences  between my Fund and the Evergreen
         Fund?

A: The Evergreen Fund is expected to be managed in the same investment style as your Fund. In addition to the higher expense levels mentioned above, the Funds do have some different investment policies as
         explained  in  greater  detail  in  the  enclosed   Prospectus/   Proxy
         Statement.

Q:       When will the Reorganization occur?

A: If approved by shareholders, the Reorganization is expected to occur on or about January 3, 2003.

Q. What if GMO Pelican Fund shareholders do not vote to approve the Reorganization?

A. The Board of Trustees of GMO Trust will consider other possible courses of action.

Q:       What if I have questions?

A:       If you  have  questions  about  the  Reorganization  proposal  or about
         voting,   please  call  our  proxy  solicitor,   Georgeson  Shareholder
         Communications at (866) 244-2718.

     IMPORTANT ADDITIONAL INFORMATION ABOUT THE PROPOSAL IS SET FORTH IN THE
       ACCOMPANYING PROSPECTUS/PROXY STATEMENT. PLEASE READ IT CAREFULLY.

                                GMO PELICAN FUND
                                 40 Rowes Wharf
                                 Boston, MA 02110

November 8, 2002

Dear Shareholder:

         As a shareholder of GMO Pelican Fund ("GMO Fund"), you are invited to vote on a proposal to reorganize GMO Fund into Evergreen Large Cap Value Fund
("Evergreen Fund"), a mutual fund within the Evergreen Family of Funds in a tax-free reorganization (the "Reorganization"). The Board of Trustees of GMO Trust has approved the Reorganization and recommends that you vote FOR the proposal.

         If approved by shareholders, this is how the Reorganization will work:

o GMO Fund will transfer its assets and identified liabilities to Evergreen Fund, a newly created series of Evergreen Equity Trust.

o Evergreen Fund will issue new shares that will be distributed to you in an amount equal to the value of your GMO Fund shares. You will receive Class A shares of Evergreen Fund. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Reorganization.

o You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

         The Reorganization is intended to be treated as a tax-free reorganization for federal income tax purposes. Details about Evergreen Fund's investment objective, portfolio management team, performance, etc., along with additional information about the proposed Reorganization, are contained in the attached prospectus/proxy statement. Please take the time to familiarize yourself with this information.

         Votes on the proposal will be cast at a special meeting of GMO Fund's shareholders to be held on December 20, 2002. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.

         If you have any questions about the proposal or the proxy card, please call our proxy solicitor, Georgeson Shareholder Communications at (866) 244-2718. You may record your vote by following the voting instructions as outlined on your proxy card. If GMO Fund does not receive your vote after several weeks, you may receive a telephone call from an agent of GMO requesting your vote. The expenses of the Reorganization, including the costs of soliciting proxies, will be paid by Evergreen Investment Management Company, LLC and Grantham, Mayo, Van Otterloo & Co. LLC, not GMO Fund.

         Thank you for taking this matter seriously and participating in this important process.

                                        Sincerely,
                                        /s/ Elaine M. Hartnett
                                        Elaine M. Hartnett
                                        Vice President and Secretary

                                GMO PELICAN FUND
                                 40 Rowes Wharf
                                Boston, MA 02110
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON December 20, 2002

         A Special Meeting (the "Meeting") of Shareholders of GMO Pelican Fund ("GMO Fund"), a series of GMO Trust, will be held at the offices of Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110 on December 20, 2002, at 2:00 p.m., and any adjournments thereof, for the following purposes:

1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of September 27, 2002, providing for the acquisition of all the assets of GMO Fund by Evergreen Large Cap Value Fund ("Evergreen Fund"), a series of Evergreen Equity Trust, in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of GMO Fund, as well as indemnification by Evergreen Fund of the GMO Trust's Trustees and GMO Fund's shareholders. The Plan also provides for distribution of those shares of Evergreen Fund to shareholders of GMO Fund in liquidation and subsequent termination of GMO Fund.

2. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         On behalf of GMO Fund, the Board of Trustees of GMO Trust has fixed the close of business on October 31, 2002 as the record date for the determination of shareholders of GMO Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                               By order of the Board of Trustees
                               /s/ Elaine M. Hartnett
                               Elaine M. Hartnett
                               Vice President and Secretary

November 8, 2002

               INFORMATION RELATING TO THE PROPOSED REORGANIZATION
                                       of
                                GMO PELICAN FUND,
                              a series of GMO Trust
                                      into
                         EVERGREEN LARGE CAP VALUE FUND,
                       a series of Evergreen Equity Trust

         This prospectus/proxy statement contains the information you should know before voting on the Agreement and Plan of Reorganization providing for the proposed reorganization ("Reorganization") of GMO Pelican Fund ("GMO Fund") into Evergreen Large Cap Value Fund ("Evergreen Fund"). If approved, the Reorganization will result in your receipt of Evergreen Fund shares in exchange for your GMO Fund shares. The investment objective of each Fund is identical. Each Fund seeks long-term growth of capital.

         Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

------------------------------------------------------------ ---------------------------------------------------------
See:                                                         How to get these documents:
------------------------------------------------------------ ---------------------------------------------------------
Prospectus  for Evergreen  Fund,  dated  November 6, 2002,   The Funds make all of these  documents  available  to  you
which  accompanies  this  prospectus/proxy statement.        free of charge if you:
                                                             o  Call (800) 343-2898, or
Prospectus for GMO Fund, dated June 30, 2002, as             o  Write the Funds at either address below.
supplemented.
                                                             You can also obtain any of these documents for a fee
Statement of additional information for Evergreen Fund,      from the SEC if you:
dated November 6, 2002.                                      o  Call the SEC at 202-942-8090,

Statement of additional information for GMO Fund, dated      Or for free if you:
June 30, 2002.                                               o  Go to the EDGAR Database on the SEC's Website
                                                                (http://www.sec.gov).
Annual report for GMO Fund, dated February 28, 2002.
                                                             To  ask   questions about this prospectus/proxy statement:
Semi-annual report for GMO Fund, dated August 31,  2002.     o  Call (866) 244-2718,  or
                                                             o   Write   to  the Funds   at   either address below.

Statement of additional  information,  dated November 8, 2002, which relates to this prospectus/proxy statement and
the Reorganization.
------------------------------------------------------------ ---------------------------------------------------------

         Information relating to each Fund contained in the Fund's prospectus and statement of additional information and GMO Fund's annual and semi-annual reports, as well as the statement of additional information relating to this prospectus/proxy statement, is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

         The Securities and Exchange Commission has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

         The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

     The address of Evergreen Fund is 200 Berkeley Street, Boston, MA 02116
                          (Telephone: (800) 343-2898).

     The address of GMO Fund is 40 Rowes Wharf, Boston, MA 02110 (Telephone:
                                (617) 346-7646).

                PROSPECTUS/PROXY STATEMENT DATED NOVEMBER 8, 2002

                                TABLE OF CONTENTS

SUMMARY...................................................................................................4
     What are the key features of the Reorganization?.....................................................4
     Why is the Reorganization being proposed? ...........................................................4
     How does the Board of Trustees of GMO Fund recommend that I vote?....................................4
     After the Reorganization, what class of shares of Evergreen Fund will I own?.........................4
     How do the Funds' investment objectives, principal investment strategies, investment policies and risks compare?................................................................5
     How do the Funds' sales charges and expenses compare?  Will I be able to buy, sell and exchange shares the same way?..............................................................6
     How do the Funds' performance records compare?.......................................................7
     Who will be the Investment Advisor, Sub-Advisor and Portfolio Manager of my Fund
               after the Reorganization?  What will the advisory fee and sub-advisory fee be after the Reorganization?...............................................................8
     What will be the primary federal tax consequences of the Reorganization?.............................9

RISKS.....................................................................................................10
     What are the principal risks of investing in each Fund?..............................................10

REORGANIZATION INFORMATION................................................................................11
     Reasons for the Reorganization.......................................................................11
     Agreement and Plan of Reorganization.................................................................12
     Federal Income Tax Consequences......................................................................13
     Pro-forma Capitalization.............................................................................14
     Distribution of Shares...............................................................................14
     Purchase and Redemption Procedures...................................................................15
     Exchange Privileges..................................................................................15
     Dividend Policy......................................................................................16

INFORMATION ON SHAREHOLDERS' RIGHTS.......................................................................16
     Form of Organization.................................................................................16
     Capitalization.......................................................................................16
     Shareholder Liability................................................................................16
     Shareholder Meetings and Voting Rights...............................................................17
     Liquidation..........................................................................................17
     Liability and Indemnification of Trustees............................................................17

VOTING INFORMATION CONCERNING THE MEETING.................................................................18
     Shareholder Information..............................................................................19

FINANCIAL STATEMENTS AND EXPERTS..........................................................................20
LEGAL MATTERS.............................................................................................20
ADDITIONAL INFORMATION....................................................................................20
OTHER BUSINESS............................................................................................20
INSTRUCTIONS FOR EXECUTING PROXY CARDS....................................................................20
EXHIBIT A.................................................................................................A-1

                                     SUMMARY

         This section summarizes the primary features and consequences of the Reorganization. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement and its statement of additional information, in each Fund's prospectus and statement of additional information and GMO Fund's annual and semi-annual reports and in the Agreement and Plan of Reorganization.

[GRAPHIC OMITTED] What are the key features of the Reorganization?

     The Agreement and Plan of Reorganization (the "Plan") sets forth the key features of the Reorganization. For a complete description of the Reorganization, see the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:

o the tax-free transfer of all of the assets of GMO Fund to Evergreen Fund in exchange for shares of Evergreen Fund.

o the assumption by Evergreen Fund of the identified liabilities of GMO Fund. (The identified liabilities consist only of those liabilities reflected on GMO Fund's statement of assets and liabilities determined immediately preceding the Reorganization, plus indemnification by Evergreen Fund of the GMO Trust's Board of Trustees and GMO Fund's shareholders.)

o the liquidation of GMO Fund by distributing the shares of Evergreen Fund to GMO Fund's shareholders.

o the expected treatment of the receipt of Evergreen Fund shares by GMO Fund's shareholders in the Reorganization as a tax-free transaction for shareholders for federal income tax purposes.

     The Reorganization is scheduled to take place on or about January 3, 2003.

[GRAPHIC OMITTED] Why is the Reorganization being proposed?

         Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"), as investment advisor to GMO Fund, has determined that it is no longer economically practicable to provide investment management and other services to GMO Fund. In view of current asset levels and anticipated redemptions from GMO Fund this year, GMO believes that the continued operation of GMO Fund at existing fee and expense levels would require substantial, and perhaps indefinite, subsidization by GMO.

         In addition, GMO Fund is the only series of GMO Trust that is offered to a broad range of retail investors instead of primarily to institutional clients. GMO does not currently have the infrastructure necessary to facilitate distribution of GMO Fund to a broad retail audience or to provide the types of shareholder services typically associated with an investment in a retail mutual fund. As a shareholder of the Evergreen Fund, a broader array of shareholder services tailored to retail mutual fund investors would be available to you. For additional information, see "Reorganization Information - Reasons for the Reorganization."

[GRAPHIC OMITTED] How does the Board of Trustees of GMO Fund recommend that I vote?

         GMO Fund's Board of Trustees approved the Plan and recommends that shareholders vote in favor of the Plan. For information regarding the factors considered by the Board of Trustees in reaching their decision, see "Reorganization Information - Reasons for the Reorganization."

[GRAPHIC OMITTED] After the Reorganization, what class of shares of Evergreen Fund will I own?

         All GMO Fund shareholders participating in the Reorganization will receive Class A shares of Evergreen Fund.

         The new shares you receive will have the same total value as your GMO Fund shares as of the close of business on the day immediately prior to the Reorganization.

         The Board of Trustees of GMO Trust, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), has concluded that the Reorganization would be in the best interest of GMO Fund and its shareholders. Accordingly, the Trustees have submitted the Plan for the approval of GMO Fund's shareholders. The Trustees of Evergreen Equity Trust have also approved the Plan on behalf of Evergreen Fund.

[GRAPHIC OMITTED] How do the Funds' investment objectives, principal investment strategies, investment policies and risks compare?

         The investment objectives of Evergreen Fund and GMO Fund are identical. Each Fund seeks long-term growth of capital. Evergreen Fund has been recently organized and has not yet engaged in operations. It is expected that Evergreen Fund's principal investment strategies will be substantially identical to those of GMO Fund as set forth below.

         In pursuing its investment objective, GMO Fund typically makes equity investments in companies chosen from the Russell 1000(R) Value Index, emphasizing large capitalization equity securities. The Manager of GMO Fund uses a proprietary dividend discount model to identify the best values in the marketplace and to screen for what the Manager believes to be inexpensive stocks. The Manager seeks stocks exhibiting one or more of the following characteristics: unappreciated earnings power or growth rate; situations where profitability can be improved; companies whose price may have suffered due to perception anomalies; and companies with undervalued assets (business and commodities) not given fair value in the stock market. The Manager's definition of value is more flexible than that of many value managers, allowing GMO Fund to be opportunistic in owning growth stocks whose price may have temporarily suffered, or whose shareholder base may be shifting. The Manager attempts to control risk primarily through valuation; all stocks are bought at a price that the Manager believes represents a discount from fair value.

         GMO Fund generally will not take temporary defensive positions through investment in cash or fixed income instruments to limit risk and await better equity valuations. However, Evergreen Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with Evergreen Fund's principal investment strategies and investment goal and, if employed, could result in lower returns.

         In addition, Evergreen Fund normally invests at least 80% of its assets in the equity securities of large U.S. companies (i.e. companies whose market capitalization falls within the range tracked by the Russell 1000(R) Index, at the time of purchase). Evergreen Fund will also seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000(R) Index.

         In   addition,   the  Funds  share   similar   fundamental   investment
restrictions, except as noted below:

1) GMO Fund may not borrow money except for temporary purposes where investment transactions might advantageously require it. However, any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of GMO Fund at the time any such loan is made. Evergreen Fund may borrow to the extent permitted by applicable law. Currently, Evergreen Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Evergreen Fund may also borrow up to an additional 5% of its total assets from banks or others. Evergreen Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Evergreen Fund shares. Evergreen Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets. Evergreen Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Evergreen Fund does not consider covered dollar rolls to be "borrowings" for purposes of this restriction.

2) GMO Fund may not purchase securities on margin or sell securities short, while the Evergreen Fund may perform both investment activities to the extent permitted by applicable law.

3) GMO Fund may not lend any funds or other assets (except that the Fund may enter into repurchase agreements). Evergreen Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets provided that the borrower fully collateralizes the loan with cash or U.S. government securities.

4) GMO Fund may not purchase the securities of any other open-end investment company, except as part of a merger or consolidation. Evergreen Fund does not have similar limitations.

         Because both Funds have identical investment objectives and substantially identical investment strategies, restrictions and policies, after completion of the Reorganization, it is not anticipated that Evergreen Fund will dispose of significant amounts of GMO Fund assets received in connection with the Reorganization.

         A principal risk of investing in either of the Funds is stock market risk (when economic growth slows, or interest or inflation rates increase, equity securities held by the Funds tend to decline in value and may cause a decrease in dividends paid by the Fund). Each Fund is also subject to market capitalization risk (investments primarily in one capitalization category may decline in value if that category falls out of favor). Each Fund is subject to investment style risk (certain styles such as growth or value also may fall out of favor causing securities held by the Funds to decline). For a detailed comparison of the Funds' risks, see the section entitled "Risks" below.

         The Funds have other investment strategies, policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

[GRAPHIC OMITTED] How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

            The sales charges for Class A shares of Evergreen Fund and for GMO Fund are different. For a complete description of the sales charges for each Fund, see the table below and "Distribution of Shares." GMO Fund offers one class of shares. Evergreen Fund offers four classes of shares, one of which is involved in the Reorganization: Class A. You will not pay any front-end or deferred sales charge in connection with the Reorganization. In addition, Evergreen Fund has agreed to waive any sales charges with respect to subsequent purchases of Class A shares by former GMO Fund shareholders. The procedures for buying, selling and exchanging shares of the Funds are similar. For more information, see "Purchase and Redemption Procedures" and "Exchange Privileges" below.

            The following tables allow you to compare the sales charges and expenses of the two Funds that you may pay as a holder of the shares of the Funds. Evergreen Fund is newly organized and has not had any operations to date. The section of the tables entitled "Evergreen Fund Pro Forma" shows you what the sales charges will be and what the expenses are estimated to be assuming the Reorganization takes place.

Shareholder Fees (fees paid directly from your investment)


----------------------------------- -----------------------------------------
GMO Fund                            Evergreen Fund Pro Forma
--------------------------- ------- ---------------------------- ------------
Shareholder Transaction             Shareholder Transaction      Class A
Expenses                            Expenses
--------------------------- ------- ---------------------------- ------------
Maximum sales charge        None    Maximum sales charge         5.75%(1),(2)
imposed on purchases (as            imposed on purchases (as a
a % of offering price)              % of offering price)
--------------------------- ------- ---------------------------- ------------
Maximum deferred sales      None    Maximum deferred sales       None(1),(2)
charge (as a % of either            charge (as a % of either
the redemption amount or            the redemption amount or
initial investment                  initial investment
whichever is lower)                 whichever is lower)
--------------------------- ------- ---------------------------- ------------

           (1) Evergreen Fund has agreed to waive any sales charges with respect to subsequent purchases of Class A shares by former GMO Fund shareholders.

           (2) Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% upon redemption within one year after the month of purchase.

         The fees and expenses of Evergreen Fund set forth in the following table and the amounts set forth in the examples are based on the estimated expenses of Evergreen Fund pro forma for the fiscal year ending February 28, 2003. The fees and expenses of GMO Fund set forth in the following table and the amounts set forth in the examples are based on the actual expenses for the fiscal year ended February 28, 2002. GMO Fund shares are not subject to a 12b-1 fee. The Trustees of the Evergreen Fund have approved a policy to assess annual 12b-1 fees of up to 0.75% of the average daily net assets of Class A shares of Evergreen Fund, but currently the 12b-1 fees for Class A shares are limited to 0.25% of average daily net assets.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

------------------------------------------------------ ---------------------------------------------------------------------
GMO Fund (based on expenses for the fiscal year        Evergreen Fund Pro Forma (based on what the  estimated  expenses of
ended  February 28, 2002) (as a % of average net       Evergreen  Fund would be for the fiscal year ending February  28,
assets)                                                2003) (as a % of average net assets)
---------------- ------------- ---------- ------------ ---------- ------------- ---------------- ----------- ---------------
                                           Total Fund                                                         Total Fund
                  Management   Other       Operating               Management                    Other        Operating
                     Fees      Expenses    Expenses                   Fees        12b-1 Fees      Expenses    Expenses
---------------- ------------- ---------- ------------ ---------- ------------- ---------------- ----------- ---------------
GMO Fund            0.75%        0.19%     0.94%(1)    Class A       0.90%         0.25%(2)        0.20%         1.35%
---------------- ------------- ---------- ------------ ---------- ------------- ---------------- ----------- ---------------

(1) The Manager has contractually agreed to reimburse GMO Fund with respect to certain GMO Fund expenses through at least June 30, 2003 to the extent that GMO Fund's total annual operating expenses (excluding brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), transfer taxes and fees and expenses of the independent trustees of the Trust) would otherwise exceed 0.75% of GMO Fund's average daily net assets.


(2) The 12b-1 fee will not be assessed on assets received from GMO Fund in the Reorganization. However, all new investments in Class A shares of Evergreen Fund after the Reorganization will be subject to the 12b-1 fee. Because 12b-1 fees are borne on a class-wide basis, all Evergreen Fund Class A shareholders (including GMO Fund shareholders acquiring Class A shares in the Reorganization) will bear a pro rata share of such fees.

    The table below shows examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in GMO Fund versus in Evergreen Fund pro forma, assuming the Reorganization takes place, and are for illustration only. The examples assume a 5% average annual return, any fee waivers or expense reimbursements in effect for the periods described above, that you reinvest all of your dividends and distributions, that the Funds' operating expenses remain the same, and redemption at the end of the period. Your actual costs may be higher or lower.

Examples of Fund Expenses

-------------------------------- -------------------------
GMO Fund                         Evergreen Fund Pro Forma
------------------ ------------- -------------- ----------
                   GMO Fund                     Class A
                   Shares
------------------ ------------- -------------- ----------
After 1 year       $77           After 1 year   $705
------------------ ------------- -------------- ----------
After 3 years      $281          After 3 years  $978
------------------ ------------- -------------- ----------
After 5 years      $502          After 5 years  $1,272
------------------ ------------- -------------- ----------
After 10 years     $1,137        After 10       $2,105
                                 years
------------------ ------------- -------------- ----------

[GRAPHIC OMITTED] How do the Funds' performance records compare?

         The following tables show how GMO Fund has performed in the past. Evergreen Fund has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Reorganization, Evergreen Fund, as the successor to GMO Fund, will assume and publish GMO Fund's investment performance record. Past performance (both before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

         The table below shows the percentage gain or loss for shares of GMO Fund in each of the last ten calendar years. The table should give you a general idea of the risks of investing in GMO Fund by showing how GMO Fund's return has varied from year-to-year. This table includes the effects of GMO Fund expenses. Given that Evergreen Fund's expenses are higher than GMO Fund's and that Evergreen Fund's Class A shares charge a sales charge, GMO Fund's performance would have been lower if the higher expenses of Evergreen Fund were applied and the Evergreen Fund sales charge was reflected.

----------------------------------------------------------------------------------------------------------------------
                                                      GMO Fund
----------------------------------------------------------------------------------------------------------------------
----------- --------- ---------- ---------- ---------- --------- ---------- ---------- --------- ---------- ----------
              `92        `93        `94        `95       `96        `97        `98       `99        `00        `01
----------- --------- ---------- ---------- ---------- --------- ---------- ---------- --------- ---------- ----------
30%
----------- --------- ---------- ---------- ---------- --------- ---------- ---------- --------- ---------- ----------
20%                   20.10                 29.82      20.69     26.53
----------- --------- ---------- ---------- ---------- --------- ---------- ---------- --------- ---------- ----------
10%         12.74                                                             11.67              11.86
----------- --------- ---------- ---------- ---------- --------- ---------- ---------- --------- ---------- ----------
5%                               3.08                                                  2.76                 8.73
----------- --------- ---------- ---------- ---------- --------- ---------- ---------- --------- ---------- ----------
0
----------- --------- ---------- ---------- ---------- --------- ---------- ---------- --------- ---------- ----------
-5%
----------- --------- ---------- ---------- ---------- --------- ---------- ---------- --------- ---------- ----------

Best Quarter:     4th Quarter 1998          +13.02%
Worst Quarter:    3rd Quarter 1998          -10.41%
Year-to-date total return as of 9/30/2002:  -27.24%.

         The next table lists GMO Fund's average annual total return over the past one, five and ten years and since inception (through 12/31/2001). This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its average annual returns for 1, 5 and 10 years with two broad-based market indexes. You can compare the GMO Fund's performance with the S&P 500 Index ("S&P 500") and the Russell 1000(R) Value Index ("Russell 1000(R) Value"). The S&P 500 is an unmanaged market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity and industry group representation. The S&P 500 was the Fund's benchmark until June 30, 2002. The Fund changed its benchmark from the S&P 500 Index to the Russell 1000(R) Value Index to reflect its current practice of investing in securities that represent favorable values to their market prices. The Russell 1000(R) Value, GMO Fund's current benchmark, is an unmanaged market capitalization-weighted index measuring the performance of the 1,000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecasted growth values. Given that Evergreen Fund's expenses are higher than GMO Fund's and that Evergreen Fund's Class A shares charge a sales charge, GMO Fund's performance would have been lower if the higher expenses of Evergreen Fund were applied and the Evergreen Fund sales charge was reflected. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2001)

------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
                                                                                                                Since
                                                                                                              Inception
                                                            1 Year           5 Years         10 years         5/31/1989
------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
Return Before Taxes                                         8.73%            12.05%           14.47%           12.80%
------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
Return After Taxes on Distributions+                        6.70%            7.46%            10.81%           9.55%
------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
Return After Taxes on Distributions and Sale of Fund        6.13%            8.71%            10.96%           9.66%
------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
Russell 1000(R)Value Index                                   -5.59%           11.13%           14.13%           12.93%
------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
S&P 500                                                    -11.89%           10.70%           12.94%           13.27%
------------------------------------------------------- ---------------- ---------------- ---------------- ----------------

+ The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of GMO Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your GMO Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

     For a detailed discussion of the manner of calculating total return, please see each Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

     Important information about GMO Fund is also contained in management's discussion of GMO Fund's performance. This information appears in GMO Fund's most recent Annual Report.

[GRAPHIC OMITTED] Who will be the Investment Advisor,  Sub-Advisor and Portfolio
         Manager of my Fund after the Reorganization? What will the advisory fee and sub-advisory fee be after the Reorganization?

Management of the Funds

         The  overall   management  of  Evergreen  Fund  and  GMO  Fund  is  the
responsibility of, and is supervised by, the Board of Trustees of Evergreen Equity Trust and the Board of Trustees of GMO Trust, respectively.

Investment Advisor

         Evergreen Investment Management Company, LLC ("EIMC") is the investment advisor to Evergreen Fund. Following are some key facts about EIMC:

--------------------------------------------------------------------------------
o Is a subsidiary of Wachovia Corporation (formerly named First Union Corporation), the 4th largest bank holding company in the United States based on total assets as of December 31, 2001.
o        Has been managing mutual funds and private accounts since 1932.
o Manages over $93.7 billion in assets for 104 of the Evergreen funds as of December 31, 2001. o Is located at 200 Berkeley Street, Boston, Massachusetts 02116.
--------------------------------------------------------------------------------

Sub-Advisor

         It is expected that EIMC, pursuant to the terms of an order it has received from the Securities and Exchange Commission, will name Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") the sub-advisor to Evergreen Fund following consummation of the Reorganization. GMO is the investment advisor to GMO Fund. Following are some key facts about GMO:

--------------------------------------------------------------------------------
o        Is a private company, founded in 1977.
o Manages more than $25 billion for institutional investors such as pension plans, endowments, foundations including approximately $12 billion invested in GMO Trust, as of July 31, 2002.
o        Is located at 40 Rowes Wharf, Boston, Massachusetts 02110.
--------------------------------------------------------------------------------

Portfolio Management

         The day-to-day management of GMO Fund is and for Evergreen Fund after the Reorganization will be handled by:

--------------------------------------------------------------------------------
A team of portfolio management professionals from GMO's U.S. Active Division.
--------------------------------------------------------------------------------

Advisory Fees

         For its management and supervision of the daily business affairs of Evergreen Fund, EIMC is entitled to receive an annual fee equal to:

--------------------------------------------------------------------------------
o        0.90% of the Fund's average daily net assets.
--------------------------------------------------------------------------------

Sub-Advisory Fees

         If EIMC names GMO as sub-advisor to Evergreen Fund following the Reorganization, it is expected that under the terms of a sub-advisory agreement, GMO will be entitled to receive an annual fee equal to:

--------------------------------------------------------------------------------
o 0.50% of the first $250 million of average daily net assets, 0.475% of the next $250 million of
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] What will be the primary federal tax consequences of the Reorganization?

         Prior to or at the time of the Reorganization, GMO Fund and Evergreen Fund will have received an opinion from Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by GMO Fund or its shareholders for federal income tax purposes as a result of receiving Evergreen Fund shares in connection with the Reorganization. The holding period and aggregate tax basis of shares of Evergreen Fund that are received by a GMO Fund shareholder will be the same as the holding period and aggregate tax basis of shares of GMO Fund previously held by such shareholder immediately prior to the Reorganization, provided that shares of GMO Fund are held as capital assets. In addition, the holding period and tax basis of the assets of GMO Fund in the hands of Evergreen Fund as a result of the Reorganization will be the same immediately after the Reorganization as they were in the hands of GMO Fund immediately prior to the Reorganization. No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of GMO Fund in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of GMO Fund's identified liabilities, including indemnification of the GMO Trust's Trustees and GMO Fund's shareholders. For more information about the federal income tax consequences of the Reorganization, see "Federal Income Tax Consequences" below.

         At any time prior to the consummation of the Reorganization, a GMO Fund shareholder may redeem his/her shares, which will likely result, for taxable GMO Fund shareholders, in the recognition of gain or loss to such shareholder for federal income tax purposes.

                                      RISKS

[GRAPHIC OMITTED] What are the principal risks of investing in each Fund?

         An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are identical due to the identical investment objectives and substantially identical policies of the Funds. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.

-------------------------------------- -----------------------------------------
GMO Fund                               Evergreen Fund
-------------------------------------- -----------------------------------------
                  Both Funds are subject to Stock Market Risk.
                Both Funds invest primarily in equity securities.
--------------------------------------------------------------------------------

         The Funds' value will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur the dividend yield, total return earned on and the value of a shareholder's investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of a shareholder's investment in a Fund could decline if the particular industries, companies or sectors in which the Fund invests do not perform well.

-------------------------------------- -----------------------------------------
GMO Fund                               Evergreen Fund
-------------------------------------- -----------------------------------------
     Both Funds are subject to Market Capitalization Risk. GMO Fund invests primarily in large capitalization companies. Evergreen Fund normally invests at least 80% of its assets in the equity securities of large capitalization companies.
--------------------------------------------------------------------------------

         Securities fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

-------------------------------------- -----------------------------------------
GMO Fund                               Evergreen Fund
-------------------------------------- -----------------------------------------
                Both Funds are subject to Investment Style Risk.
  Both Funds focus on investments that in the opinion of the Manager represent the best values in the marketplace.
--------------------------------------------------------------------------------

         Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that affect its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth-oriented funds will typically underperform when value investing is in favor. Value stocks are those that are out of favor or undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is in favor.

[GRAPHIC OMITTED] Are there any other risks of investing in each Fund?

         Each Fund may invest in futures and options, and other forms of derivatives. Small price movements in the underlying asset could result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although these practices are intended to increase returns, they may actually reduce returns or increase volatility.

                           REORGANIZATION INFORMATION

Reasons for the Reorganization

         The Board of Trustees of GMO Trust, including the Independent Trustees, held meetings on August 15, 2002 and November 1, 2002 to consider and approve the Reorganization; they determined that the Reorganization was in the best interests of GMO Fund and its shareholders, and that the interests of such shareholders would not be diluted as a result of effecting the Reorganization. In addition, Trustees of Evergreen Equity Trust considered and approved the Reorganization at a regular meeting held on June 20-21, 2002.

         If the Reorganization is approved by shareholders, the assets of GMO Fund will be transferred in exchange for shares of Evergreen Fund. The historical activities of GMO Fund will be carried out by the newly created Evergreen Fund, as a part of the larger Evergreen family of funds.

            In determining to approve the Reorganization, the Trustees of GMO Trust considered many factors. In particular, the Trustees were advised by GMO that, after careful consideration, GMO had determined that it was no longer economically practicable to provide investment management and other services to GMO Fund. In this connection, GMO advised the Trustees that GMO Fund was the only series of GMO Trust offered to a broad range of retail investors. In view of current asset levels and anticipated redemptions from GMO Fund, GMO advised the Trustees that continued operation of GMO Fund at existing fee and expense levels would require substantial, and perhaps indefinite, subsidization by GMO. In addition, GMO advised the Trustees that GMO's core competency is providing superior investment management services to institutional investors and that it currently lacks the infrastructure necessary to facilitate distribution of GMO Fund (or any comparable fund) to a broad retail audience, or to provide GMO Fund shareholders (or any large base of retail investors) with the types of services typically associated with an investment in a retail mutual fund. As such, GMO indicated that without the Reorganization or a similar transaction, a proposed liquidation of GMO Fund was highly possible.

            The Trustees also considered that, even though the fees and expenses of the Evergreen Fund are higher than those of GMO Fund, the shareholders of the Evergreen Fund will receive a wider range of shareholder services than GMO Fund. In addition, the Trustees considered the fees and expenses of Evergreen Fund as compared to those of similar unaffiliated mutual funds in the marketplace.

            Other factors considered by the Board included, without limitation:

o the fact that the Reorganization is expected to qualify for federal income tax purposes as a tax-free reorganization and accordingly that, the Funds and GMO Fund shareholders are not expected to recognize gain or loss as a result of the Reorganization (whereas, a liquidation of GMO Fund would have constituted a recognition event for GMO Fund shareholders);

o EIMC's stated intent to retain GMO as sub-advisor to the Evergreen Fund, which will provide continuity of asset management for current GMO Fund shareholders participating in the Reorganization;

o the fact that GMO and EIMC will bear the expenses incurred by GMO Fund and Evergreen Fund in connection with the Reorganization;

o the ability of the shareholders of GMO Fund to redeem their shares prior to the Reorganization without payment of any redemption fees;

o        compatibility  of  the  Funds'  investment   objectives  and  principal
         investment strategies;

o the fact that Evergreen Fund will assume the identified liabilities of GMO Fund, including certain Trustee and shareholder indemnification obligations;

o the fact that immediately following the consummation of the Reorganization, Evergreen Fund's 12b-1 fee will not be assessed on assets received from GMO Fund as part of the Reorganization; however, all new investments in Class A shares of Evergreen Fund after the Reorganization will be subject to the 12b-1 fee as described in the Annual Fund Operating Expenses table above;

o the fact that, after the Reorganization, Evergreen Fund's front-end sales charge will be waived with respect to any subsequent purchase of Class A shares of Evergreen Fund by former GMO Fund shareholders;

o        the expertise, experience and resources of EIMC;

o the anticipated increased array of investment alternatives available to shareholders of Evergreen Fund; and

o        the terms and conditions of the Reorganization.

            In connection with their consideration of the Reorganization, the Trustees of GMO Trust met with Fund counsel and were advised by counsel to the Independent Trustees regarding the legal issues involved.

            Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees of GMO Trust concluded that the proposed Reorganization would be in the best interests of GMO Fund and its shareholders, and that the interests of such shareholders would not be diluted as a result of effecting the Reorganization.

            The Trustees of Evergreen Equity Trust also approved the Reorganization on behalf of Evergreen Fund. The Trustees of Evergreen Equity Trust considered the benefits of adding a product identical to GMO Fund to Evergreen Funds.

            The Reorganization is also expected to benefit EIMC and GMO. It is expected that EIMC, pursuant to the terms of an order it has received from the Securities and Exchange Commission, will name GMO as the sub-advisor for Evergreen Fund immediately upon consummation of the Reorganization. Therefore, EIMC would benefit from the fees it receives from the Evergreen Fund and from the addition of a well-managed fund with strong historical performance to the Evergreen family of funds, while GMO would benefit from the sub-advisory fees it receives from managing the Evergreen Fund and from Evergreen's distribution capabilities in increasing the assets of the Evergreen Fund.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (The Form of which is Exhibit A hereto).

         The Plan provides that Evergreen Fund will acquire all of the assets of GMO Fund in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of GMO Fund, including certain Trustee and shareholder indemnification obligations on or about January 3, 2003 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, GMO Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable on the Closing Date. Evergreen Fund will not assume any liabilities or obligations of GMO Fund other than those reflected in an unaudited statement of assets and liabilities of GMO Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time") and Trustee and shareholder indemnification obligations. Evergreen Fund will provide the Trustees of GMO Trust with certain indemnifications as set forth in the Plan.

         The number of full and fractional Class A shares of the Evergreen Fund to be received by the shareholders of GMO Fund will be determined by multiplying the number of full and fractional shares of the corresponding class of GMO Fund by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of GMO Fund by the net asset value per share of Class A share of the Evergreen Fund. Such computations will take place as of the Valuation Time. The net asset value per share of Class A shares will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         The custodian for the Funds will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Evergreen Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.

         As soon after the Closing Date as conveniently practicable, GMO Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Fund received by GMO Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of GMO Fund's shareholders on Evergreen Fund's share records of its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of Evergreen Fund due to GMO Fund's shareholders. All issued and outstanding shares of GMO Fund, including those represented by certificates, will be canceled. The shares of Evergreen Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, GMO Fund will be terminated.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by GMO Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of GMO Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of GMO Fund and Evergreen Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not the Reorganization is consummated, EIMC and GMO will pay the expenses incurred by GMO Fund and Evergreen Fund in connection with the Reorganization (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by GMO Fund, Evergreen Fund or their respective shareholders.

         If GMO Fund shareholders do not approve the Reorganization, the Trustees of GMO Trust will consider other possible courses of action.

Federal Income Tax Consequences

         The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, GMO Fund and Evergreen Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of certain factual representations and customary assumptions, the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

         (1) the transfer of all of the assets of GMO Fund solely in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of GMO Fund followed by the distribution of Evergreen Fund's shares to the shareholders of GMO Fund in complete liquidation of GMO Fund will constitute a "reorganization" within the meaning of section 368(a)(1)(F) of the Code, and Evergreen Fund and GMO Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) gain or loss will not be recognized by Evergreen Fund upon the receipt of the assets of GMO Fund solely in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of GMO Fund;

         (3) gain or loss will not be recognized by GMO Fund on the transfer of its assets to Evergreen Fund in exchange for Evergreen Fund's shares and the assumption by Evergreen Fund of the identified liabilities of GMO Fund or upon the distribution of Evergreen Fund's shares to GMO Fund's shareholders in exchange for their shares of GMO Fund;

         (4) gain or loss will not be recognized by GMO Fund's shareholders upon the exchange of their shares of GMO Fund for shares of Evergreen Fund in complete liquidation of GMO Fund;

         (5) the aggregate tax basis of the shares of Evergreen Fund received by each shareholder of GMO Fund pursuant to the Reorganization will be the same immediately after the Reorganization as the aggregate tax basis of the shares of GMO Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Evergreen Fund received by each shareholder of GMO Fund will include the period during which the shares of GMO Fund exchanged therefor were held by such shareholder (provided that the shares of GMO Fund were held by such shareholders as a capital asset on the date of the Reorganization); and

        (6) the tax basis of the assets of GMO Fund acquired by Evergreen Fund will be the same immediately after the Reorganization as the tax basis of such assets to GMO Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of Evergreen Fund will include the period during which the assets were held by GMO Fund.

         The opinion will be based on certain factual certifications made by officers of GMO Trust and Evergreen Trust and will also be based on customary assumptions. Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of GMO Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her GMO Fund shares and the fair market value of Evergreen Fund shares he or she received, and additional adverse tax consequences may result to GMO Fund. Shareholders of GMO Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of GMO Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Pro-forma Capitalization

         The following table sets forth the capitalization of GMO Fund as of August 31, 2002 and the capitalization of Evergreen Fund on a pro forma basis as of August 31, 2002, giving effect to the proposed acquisition of assets at net asset value and assuming the Reorganization had been consummated on that date. As a newly created series, Evergreen Fund will have nominal assets and liabilities immediately preceding the Closing Date. The pro forma data reflects an exchange ratio of 1.00 Class A share of Evergreen Fund issued for each share of GMO Fund.

                         Capitalization of GMO Fund and

                           Evergreen Fund (Pro Forma)

----------------------------------------------------------------------------------------------------------------------
                                                 GMO Fund                         Evergreen Fund (Pro Forma)
----------------------------------------------------------------------------------------------------------------------
Net Assets
Class A                                             $0                                   $90,186,442
GMO Fund                                        $90,186,442                                   $0
Total Net Assets                               $90,186,442                               $90,186,442
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A                                           $0.00                                     $8.61
GMO Fund                                           $8.61                                    $0.00
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding
Class A                                             0                                     10,471,004
GMO Fund                                        10,471,004                                    0
Total shares outstanding                        10,471,004                                10,471,004
----------------------------------------------------------------------------------------------------------------------

Distribution of Shares

         Evergreen  Distributor,  Inc.  ("EDI"),  a  subsidiary  of  BISYS  Fund
Services, acts as underwriter of the shares of Evergreen Fund and Funds Distributor, Inc., acts as underwriter of shares of GMO Fund. The underwriters distribute each Fund's shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. Evergreen Fund offers four classes of shares: Class A, Class B, Class C and Class I. Only Class A shares are involved in the Reorganization. GMO Fund offers one class of shares, which is involved in the Reorganization. Each class of Evergreen Fund shares has a separate distribution arrangement and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below). GMO pays all distribution-related expenses of GMO Fund.

         The following is a summary description of charges and fees for the Class A shares of Evergreen Fund which will be received by GMO Fund shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to each class of shares of Evergreen Fund and GMO Fund's shares are contained in each Fund's respective prospectus and statement of additional information.

         Class A Shares Sales Charge. Class A shares are sold at net asset value plus a front-end sales charge of up to 5.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares, see "How to Choose the Share Class that Best Suits You" in the prospectus of Evergreen Fund. No front-end sales charge will be imposed on Class A shares of Evergreen Fund either received by GMO Fund's shareholders as a result of the Reorganization or subsequently purchased by GMO's Fund's shareholders.

         Additional information regarding the classes of shares of each Fund is included in each Fund's prospectus and statement of additional information.

         Distribution-Related and Shareholder Servicing-Related Expenses. Evergreen Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the class. The 12b-1 fee will not be assessed on assets received from GMO Fund in the Reorganization. However, all new investments in Class A shares of Evergreen Fund after the Reorganization will be subject to the 12b-1 fee. Because 12b-1 fees are borne on a class-wide basis, all Evergreen Fund Class A shareholders (including GMO Fund shareholders acquiring Class A shares in the Reorganization) will bear a pro rata share of such fees. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the class. This amount may be increased to the full plan rate for Evergreen Fund by the Trustees of Evergreen Equity Trust without shareholder approval. Additional information regarding the Rule 12b-1 plans adopted by Evergreen Fund is included in its prospectus and statement of additional information.

Purchase and Redemption Procedures

         Investments in the Funds are not insured. The minimum initial purchase requirement for Class A shares of Evergreen Fund is $1,000. There is no minimum for subsequent purchases of shares of Evergreen Fund. The minimum initial purchase requirement for shares of GMO Fund is $5,000. An initial investment in GMO Fund of at least $1,000 must be made in connection with the establishment of a Keogh plan. There is no minimum in connection with an individual retirement account. For more information on purchasing shares in the Funds, see "How to Buy Shares -" in Evergreen Fund's prospectus and "How to Purchase Shares" in GMO Fund's prospectus. All monies invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

         Evergreen Fund provides for telephone, mail or wire redemption of shares at net asset value, as next determined after receipt of a redemption request on each day the NYSE is open for trading. GMO Fund will accept redemption requests by mail or telephone, with proceeds paid by wire or by check at the net asset value per share next determined after receipt of the redemption request in good order. Evergreen Fund reserves the right to redeem in-kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's prospectus. Evergreen Fund may involuntarily redeem shareholders' accounts that have less than the minimum initial investment of invested funds. GMO Fund does not reserve a right to redeem in-kind. If a request for redemption would reduce a shareholder's shares in GMO Fund to a value of $1,000 or less, GMO Fund will treat the request as a request for redemption of all the shares of GMO Fund in the shareholder's account. Upon sixty days advance written notice, GMO Fund also has the right to redeem shares in shareholder accounts that are valued at less than $2,500 for sixty days or more due to redemptions. During such sixty day period, the shareholder may avoid such redemption by increasing his or her account to the $2,500 minimum. For more information on redeeming shares of the Funds, see "How to Redeem Shares" in the Evergreen Fund and GMO Fund prospectuses.

Exchange Privileges

         Holders of shares of a class of Evergreen Fund may exchange their shares for shares of the same class of any other Evergreen fund. Evergreen Fund may limit exchanges when it is determined that such excessive trading is detrimental to the Fund and may limit exchanges to five per calendar year and three per calendar quarter. The Evergreen funds do not impose a sales charge on an exchange. An exchange within the Evergreen family of funds represents an initial investment in another fund and must meet any minimum investment requirements imposed by such Fund. The current exchange privileges, and the requirements and limitations attendant thereto, are described in Evergreen Fund's prospectus and statement of additional information. GMO Fund shareholders cannot exchange their shares for shares of any other fund within GMO Fund family. For more information on exchanging shares of Evergreen Fund, see "How to Buy Shares " in the Evergreen Fund's prospectus.

Dividend Policy

         Each Fund distributes its investment company taxable income quarterly and its net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See each Fund's prospectus for further information concerning dividends and distributions.

         After the Reorganization, shareholders of GMO Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Fund reinvested in shares of Evergreen Fund, without the imposition of any sales charge. Shareholders of GMO Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Fund, without the imposition of any sales charge.

         GMO Fund has qualified and intends to continue to qualify, and Evergreen Fund intends to qualify, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes substantially all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         Evergreen Fund is a series of Evergreen Equity Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Equity Trust is organized as a Delaware business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law. GMO Fund is a series of GMO Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. GMO Trust is organized as a Massachusetts business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Massachusetts and federal law.

Capitalization

         The beneficial interests in Evergreen Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. The beneficial interests in GMO Fund are represented by an unlimited number of transferable shares with no par value. Each Trust's Declaration of Trust permits its Trustees to create an unlimited number of separate funds, to allocate shares of each Fund into an unlimited number of classes and series, with rights determined by the Trustees, all without shareholder approval.

         Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed Reorganizations, that affect only their particular Fund.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that Evergreen Equity Trust or a shareholder is subject to the jurisdiction of a court that does not apply
Delaware law, shareholders of Evergreen Equity Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Equity Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Equity Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Equity Trust is remote.

       Under Massachusetts law, shareholders of GMO Fund could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of all the property of GMO Fund for all loss and expense of any shareholder of GMO Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and GMO Fund would be unable to meet its obligations.

Shareholder Meetings and Voting Rights

         Neither Evergreen Equity Trust on behalf of Evergreen Fund nor GMO Trust on behalf of GMO Fund is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Equity Trust. In addition, each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Evergreen Equity Trust nor GMO Trust currently intends to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to Evergreen Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter; with respect to GMO Fund, 40% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For Evergreen Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). For GMO Fund, when a quorum is present, a majority of the shares voted is sufficient to act on a matter (other than the election of trustees, which requires a plurality) (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Equity Trust, each share of Evergreen Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share. Under the Declaration of Trust of GMO Trust, as to any matter on which the shareholder is entitled to vote, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Liquidation

         In the event of the liquidation of Evergreen Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund. In the event of termination of GMO Fund, upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Fund, the Trustees will distribute the remaining assets belonging to the Fund or class ratably among the holders of outstanding shares of the Fund or class.

Liability and Indemnification of Trustees

         Under the Declaration of Trust of Evergreen Equity Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

       Under the Declaration of Trust of GMO Fund, the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees of the Trust except with respect to any matter as to which the Trustee did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. A Trustee may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust of Evergreen Equity Trust and GMO Trust, their respective By-Laws and Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware and Massachusetts law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

         This prospectus/proxy statement is being sent to shareholders of GMO Fund in connection with a solicitation of proxies by the Trustees of GMO Trust, to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 2:00 p.m. on December 20, 2002, at the offices of Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of GMO Fund on or about November 8, 2002. Only shareholders of record as of the close of business on October 31, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by personal solicitations conducted by officers and employees of EIMC or its affiliates, or by GMO representatives (who will not receive extra compensation for their soliciting activities). If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail or attend in person. (See the back of this prospectus/proxy statement for voting instructions.)

         If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Plan. Approval of the Plan requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of GMO Fund, as such term is defined in the 1940 Act. The term "majority of the outstanding voting securities" means the affirmative vote of the lesser of (i) 67% of the voting securities of the GMO Fund present at the Meeting if more than 50% of the outstanding voting securities of the GMO Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of the GMO Fund. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of GMO Trust at the address set forth on the cover of this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby. In voting for the Reorganization, holders of GMO Fund shares as of the close of business on the Record Date will be entitled to one vote per share. Fractional shares will be entitled to proportionate shares of one vote.

         Georgeson Shareholder Communications has been engaged to assist in the solicitation of proxies. Any costs associated with the proxy solicitation will be paid by GMO and EIMC. As the Meeting date approaches, certain shareholders of GMO Fund may receive a telephone call from a representative of Georgeson Shareholder Communications if their votes have not yet been received.

         If GMO Fund shareholders do not vote to approve the Reorganization, the Trustees of GMO Trust will consider other possible courses of action. In the event that sufficient votes to approve the proposals are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of GMO Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of Evergreen Fund which they receive in the transaction at their then-current net asset value. Shares of GMO Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of GMO Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

         GMO Fund does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of GMO Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund in a reasonable period of time prior to such meeting.

         The votes of the shareholders of Evergreen Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Reorganization.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise GMO Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

         As of the Record Date, October 31, 2002, 10,241,632.781 shares of beneficial interest of GMO Fund were outstanding.

         As of the Record Date, the officers and Trustees of GMO Trust beneficially owned as a group less than 1% of each class of the outstanding shares of GMO Fund. To the best of the knowledge of GMO Trust, the following persons owned beneficially 5% or more of GMO Fund's outstanding shares as of the Record Date:

--------------------------------------- --------------- ------------------------------- ------------------------------
           Name and Address             No. of Shares    Percentage of Shares Before     Percentage of Shares After
           ----------------             -------------    ----------------------------    --------------------------
                                                                Reorganization                Reorganization(1)
                                                                --------------                -----------------
Chase Manhattan Bank as Trustee for     5,939,892.328               58.00%                         58.00%
Corning Investment Plan
Attn: Domenica Mascia
4 New York Plaza, Floor 2
New York, NY 10004-2413
NaBank & Co.                            1,677,743.327               16.38%                         16.38%
Attn: Trust Securities
P.O. Box 2180
Tulsa, OK 74101-2180
--------------------------------------- --------------- ------------------------------- ------------------------------

         (1) Assuming such GMO Fund shareholder continues to hold the same number of GMO Fund shares at the time of the Reorganization.

         As depicted in the above chart, certain shareholder(s) may hold greater than 25% of the outstanding voting shares of GMO Fund. As a result, such shareholders could be deemed to "control" GMO Fund as such term is defined in the Investment Company Act of 1940.

         As of the Record Date, the officers and Trustees of Evergreen Equity Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Evergreen Fund. No persons owned beneficially or of record 5% or more of any class of Evergreen Fund's outstanding shares as of the Record Date.

THE TRUSTEES OF GMO TRUST RECOMMEND APPROVAL OF THE PLAN. ANY DULY EXECUTED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

                        FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of GMO Fund as of February 28, 2002, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Unaudited Semi-Annual Report of GMO Fund as of August 31, 2002, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement. Because Evergreen Fund has not yet commenced investment operations, financial statements and highlights are not yet available for the Fund.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C. in an opinion to GMO Fund.

                             ADDITIONAL INFORMATION

         GMO Fund and  Evergreen  Fund are  each  subject  to the  informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois
60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279, at prescribed rates.

                                 OTHER BUSINESS

         The Trustees of GMO Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

November 8, 2002

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

     REGISTRATION                                 VALID SIGNATURE
     CORPORATE ACCOUNTS

     (1) ABC Corp.                                ABC Corp.
     (2) ABC Corp.                                John Doe, Treasurer
     (3) ABC Corp.                                John Doe
         c/o John Doe, Treasurer
     (4) ABC Corp. Profit Sharing Plan            John Doe, Trustee

     TRUST ACOUNTS

     (1) ABC Trust                                Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee                     Jane B. Doe
         u/t/d 12/28/78

     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.                     John B. Smith
         f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                            John B. Smith, Jr., Executor

     After completing your proxy card, return it in the enclosed postage paid envelope.

         If you have any questions about the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor at (866) 244-2718.

                                                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 27th day of September, 2002, by and between Evergreen Equity Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen Large Cap Value Fund series (the "Acquiring Fund"), and GMO Trust, a Massachusetts business trust, with its principal place of business at 40 Rowes Wharf, Boston, Massachusetts 02110 (the "Selling Fund Trust"), with respect to its GMO Pelican Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities and all "GMO Trustee/Shareholder Indemnification Obligations" (as defined below) of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities and all GMO Trustee/Shareholder Indemnification Obligations of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

         WHEREAS, the Trustees of the Selling Fund Trust have approved the exchange by the Selling Fund of all of its assets, identified liabilities and all GMO Trustee/Shareholder Indemnification Obligations for Acquiring Fund Shares on the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

      TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE
                                  SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities and GMO Trustee/Shareholder Indemnification Obligations of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no material changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. For purposes of this paragraph, a decline in the net asset value of the Selling Fund shall not constitute a material change in its financial position.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund also hereby agrees to (i) indemnify each current or former Trustee of GMO Trust against all liabilities and expenses incurred by such Trustee, and to advance related expenses in each case, in the manner and to the extent that such liabilities and expenses would have been indemnified or advanced under GMO Trust's Declaration of Trust and By-Laws, and (ii) indemnify each current or former shareholder of the Selling Fund, other than Grantham, Mayo, Van Otterloo & Co., LLC in its capacity as shareholder, against all liabilities and expenses incurred in its capacity as such (collectively, the "GMO Trustee/Shareholder Indemnification Obligations"). The Acquiring Fund shall not assume any other liabilities of the Selling Fund, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class III shares of the Selling Fund will receive Class A shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about January 3, 2003 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. Investors Bank & Trust Company, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company to issue and deliver a confirmation to the Secretary of the Selling Fund Trust evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Selling Fund's account or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of the Selling Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at February 28, 2002 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since February 28, 2002 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2   REPRESENTATIONS   OF  THE  ACQUIRING  FUND.  The  Acquiring  Fund
represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will distribute in each such year all net investment income and realized capital gains.

                  (g) At the time of the Reorganization, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. At the time of the Reorganization, the Acquiring Fund will not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor will there be outstanding any security convertible into any Acquiring Fund Shares.

                  (h) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (i) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (j) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (k) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (l) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to such counsel's knowledge, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) The execution and delivery by the Acquiring Fund of this Agreement does not, and the performance by the Acquiring Fund of its obligations hereunder will not, result in any violation of any federal law of the United States, or any rule or regulation issued thereunder.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to such counsel's knowledge, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

                  (g) The execution and delivery by the Acquired Fund of this Agreement does not, and the performance by the Acquired Fund of its obligations hereunder will not, result in any violation of any federal law of the United States, or any rule or regulation issued thereunder.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Ropes & Gray appropriate to render the opinions expressed therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities and GMO Trustee/Shareholder Indemnification Obligations of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities and GMO Trustee/Shareholder Indemnification Obligations of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities and GMO Trustee/Shareholder Indemnification Obligations of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent auditors with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a)  they  are  independent   auditors  with  respect  to  the
Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Acquiring Fund, shall be governed and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware in the case of the Acquiring Fund Trust and The Commonwealth of Massachusetts in the case of the Selling Fund Trust, which are hereby referred to and are also on file at the principal offices of the Acquiring Fund Trust or, as the case may be, the Selling Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                         EVERGREEN EQUITY TRUST ON BEHALF OF
                         EVERGREEN LARGE CAP VALUE FUND
                         By: /s/ Michael H. Koonce
                         Name: Michael H. Koonce
                         Title:   Secretary

                         GMO TRUST ON BEHALF OF
                         GMO PELICAN FUND
                         By: /s/ Elaine M. Hartnett
                         Name: Elaine M. Hartnett
                         Title:   Vice President

                                     PART B

                             EVERGREEN EQUITY TRUST
                           EVERGREEN LARGE CAP VALUE FUND
                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                                GMO PELICAN FUND

                                   A Series of

                                    GMO TRUST

                                 40 Rowes Wharf

                                Boston, MA 02110

                                 (617) 346-7646

                        By and In Exchange For Shares of

                         EVERGREEN LARGE CAP VALUE FUND

                                   A Series of

                             EVERGREEN EQUITY TRUST

                               200 Berkeley Street

                           Boston, Massachusetts 02116

                                 (800) 343-2898

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of GMO Pelican Fund ("GMO Fund"), a series of GMO Trust, to Evergreen Large Cap Value Fund ("Evergreen Fund"), a series of Evergreen Equity Trust, in exchange for Class A shares (to be issued to holders of shares GMO Fund) of beneficial interest, $0.001 par value per share, of Evergreen Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein or will be filed by amendment:

(1)      The Statement of Additional Information of GMO Fund dated June 30,
         2002;

(2)      Statement of Additional Information of Evergreen Fund dated
         November 6, 2002;

(3)      The Annual Report of GMO Fund dated February 28, 2002; and

(4)      The Semi-Annual Report of GMO Fund dated August 31, 2002.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of GMO Fund dated November 8, 2002. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Equity Trust at the telephone number or address set forth above.

         The date of this  Statement of  Additional  Information  is November 8,
2002.

                                    GMO TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                GMO PELICAN FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 30, 2002

This Statement of Additional Information is not a prospectus. It relates to the GMO Pelican Fund Prospectus dated June 30, 2002, as amended from time to time (the "Prospectus"), and should be read in conjunction therewith. The GMO Pelican Fund (the "Fund") is a series of GMO Trust (the "Trust"). Information from the Prospectus and from the Fund's Annual Report dated February 28, 2002 is incorporated by reference into this Statement of Additional Information. Investors may obtain a free copy of the Prospectus and the Annual Report from the Trust, 40 Rowes Wharf, Boston, Massachusetts 02110 (call collect:
617-346-7600 - ask for Shareholder Services).

                                Table of Contents


                                                                                                              Page
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS.........................................................................1


INVESTMENT RESTRICTIONS...........................................................................................16


PRICING OF SHARES.................................................................................................18


TAX STATUS........................................................................................................18


PERFORMANCE INFORMATION...........................................................................................21


MANAGEMENT OF THE TRUST...........................................................................................22


MANAGEMENT ARRANGEMENTS...........................................................................................28


PORTFOLIO TRANSACTIONS............................................................................................30


REDEMPTION OF SHARES..............................................................................................32


SYSTEMATIC WITHDRAWAL PLANS.......................................................................................32


DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES..................................................................32


VOTING RIGHTS.....................................................................................................34


SHAREHOLDER AND TRUSTEE LIABILITY.................................................................................34


FINANCIAL STATEMENTS..............................................................................................35


APPENDIX A - SPECIMEN PRICE MAKE-UP..............................................................................A-1


APPENDIX B - COMMERCIAL PAPER AND CORPORATE DEBT RATINGS.........................................................B-1


         The GMO Pelican Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is a "series investment company" that consists of a separate series of investment portfolios (the "Series"), each of which is represented by a separate series of shares of beneficial interest. The Trust currently offers thirty-eight Series. Each Series' manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager"). Shares of the other Series of the Trust are offered pursuant to separate prospectuses and statements of additional information.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

         The principal strategies and risks of investing in the Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Fund may be changed by the Trustees without shareholder approval.

Portfolio Turnover

         The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate. In any given year, turnover may be greater than anticipated in response to market conditions. The rate of the Fund's turnover may also vary significantly from time to time in response to market volatility and economic conditions. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.

Diversification

         It is a fundamental policy of the Fund, which may not be changed without shareholder approval, that at least 75% of the value of the Fund's total assets are represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer.

Certain Risks of Foreign Investments

         Foreign investments involve certain special risks. Securities prices in different countries are subject to different economic, financial, political, and social factors. Changes in currency exchange rates will affect the value of portfolio securities to U.S. investors. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, imposition of exchange controls, social instability, and political developments which could affect investments in those countries. Assets of the Fund held by custodians in foreign countries may also be subject to these risks. There may be less publicly available information about foreign companies than U.S. companies. Foreign companies may not be subject to accounting, auditing, and financial reporting standards comparable to those of U.S. companies. The trading volume of foreign securities markets is growing, but they generally have substantially smaller trading volume than U.S. markets. Consequently, foreign securities may be less liquid and their prices more volatile than those of comparable U.S. companies. There also may be a lower level of monitoring and regulation of securities markets in some foreign countries and the activities of investors in such markets, and enforcement of existing regulations in such countries has been extremely limited. Moreover, enforcement of existing regulations may be arbitrary and results difficult to predict with any degree of certainty. Brokerage commissions abroad are generally fixed, and other transaction costs on foreign securities exchanges are generally higher than in the U.S.

         In order to reduce risks of fluctuations in currency exchange rates, the Fund may purchase and sell foreign currencies for forward deliveries. Such transactions may be utilized in connection with the settlement of portfolio transactions or for the purpose of hedging specific portfolio positions. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities, and it precludes the opportunity to benefit if the value of the hedged currency should rise. The Fund will not engage in foreign currency transactions for speculative purposes.

         Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Funds' net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because certain Funds hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of those Funds' shares may be significantly affected on days when investors will have no ability to redeem their shares in those Funds.

Depositary Receipts

         The Fund may invest in  American  Depositary  Receipts  (ADRs),  Global
Depository Receipts (GDRs) and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with the Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

Domestic Equity Depositary Receipts

         The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).
         Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

         The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

Convertible Securities

         A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

Futures and Options

         The Fund may make occasional use of futures and options for various purposes. See "Uses of Derivatives" below. The use of futures contracts, options contracts and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of futures, options and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures, options and options on futures and the costs of these transactions will affect the Fund's performance.

         Options. The Fund may use options to (1) enter into contracts giving third parties the right to buy the Fund's portfolio securities for a fixed price at a future date ("writing call options"); (2) enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

         Writing Options. The Fund may seek to increase its return by writing call or put options on optionable securities or indexes. A call option written by the Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index. The Fund may write call options which are traded on national securities exchanges with respect to not more than 25% of its assets. The Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised. Options purchased or written by the Fund will be limited to options traded on national exchanges or in the over-the-counter market (such over-the-counter options shall not exceed 10 percent of the Fund's assets). The Fund may invest up to 5% of its total assets at market value in the purchase of put options.

         The Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if the Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

         If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This is accomplished, in the case of exchange traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

         The extent to which a Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

         Risk Factors in Options Transactions. The option writer has no control over when the underlying securities or futures contract must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

         An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund holding the option would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter option), the Fund will not be able to sell the underlying security (or futures contract) until the option expires or it delivers the underlying security (or futures contract) upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

         The Exchanges have established limitations governing the maximum number of options that may be written by an investor or group of investors acting in concert. It is possible that the Fund, the Manager, other GMO Trust Funds and other clients of the Manager may be considered to be such a group. These position limits may restrict the Fund's ability to purchase or sell options on a particular security.

         The amount of risk the Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

         Futures. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount if positive is paid to the purchaser, and if negative is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. The Fund is also permitted to invest in futures contracts on individual equity securities ("single stock futures"), consistent with applicable law.

         The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. Government Securities or other liquid assets generally not exceeding 5% of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

         In most cases futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, a loss will be realized.

         The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

         Index Futures. The Fund may purchase futures contracts on various securities indexes ("Index Futures"). The Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

         The Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day) with settlement made, in the case of Index Futures on the S&P 500, with the Commodities Clearing House. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases foreign stock Index Futures.

         The price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Futures relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

         Risk Factors in Futures Transactions. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security) or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

         A hedge will not be fully effective where there is such imperfect correlation. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

         The Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing. In such instances, it is possible that the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

         The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

         The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate and stock price movements within a given time frame. For example, to the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund investing in fixed income securities (or such rates move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

         Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. This lack of a common clearing facility may give rise to counterparty risk. If a counterparty defaults, a Fund will generally have contractual remedies against such counterparty; however, there is no assurance that a Fund will succeed in enforcing such contractual remedies. When seeking to enforce a contractual remedy, the Fund is also subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

Uses of Options, Futures and Options on Futures

         Risk Management. When futures and options on futures are used for risk management, the Fund will generally take long positions (e.g., purchase call options, futures contracts or options thereon) in order to increase the Fund's exposure to a particular market, market segment or foreign currency. In the case of futures and options on futures, the Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract markets. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when the Fund does not earmark assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that the Fund is required to deposit. As a result, the value of the Fund's portfolio will generally be more volatile than the value of comparable portfolios that do not engage in risk management transactions.

         Hedging. To the extent indicated elsewhere, the Fund may also enter into options and futures contracts and buy and sell options on futures for hedging. For example, the Fund may sell equity index futures if the Fund wants to hedge its equity securities against a general decline in the relevant equity market(s).

         Investment Purposes. To the extent indicated elsewhere, the Fund may also enter into futures contracts and buy and sell options thereon for investment. For example, the Fund may invest in futures when its Manager believes that there are not enough attractive securities available to maintain the standards of diversity and liquidity set for the Fund pending investment in such securities if or when they do become available. Through this use of futures and related options, the Fund may diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. This use may also permit the Fund to avoid potential market and liquidity problems (e.g., driving up the price of a security by purchasing additional shares of a portfolio security or owning so much of a particular issuer's stock that the sale of such stock depresses that stock's price) which may result from increases in positions already held by the Fund.

         Synthetic Sales and Purchases. Futures contracts may also be used to reduce transaction costs associated with short-term restructuring of the Fund's portfolio. For example, if the Fund's portfolio includes stocks of companies with medium-sized equity capitalization and, in the opinion of the Manager, such stocks are likely to underperform larger capitalization stocks, the Fund might sell some or all of its mid-capitalization stocks, buy large capitalization stocks with the proceeds and then, when the expected trend had played out, sell the large capitalization stocks and repurchase the mid-capitalization stocks with the proceeds. In the alternative, the Fund may use futures to achieve a similar result with reduced transaction costs. In that case, the Fund might simultaneously enter into short futures positions on an appropriate index (e.g., the S&P Mid Cap 400 Index) (to synthetically "sell" the stocks in the Fund) and long futures positions on another index (e.g., the S&P 500) (to synthetically "buy" the larger capitalization stocks). If the Fund uses such combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position.

         The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

Swap Contracts and Other Two-Party Contracts

         The Fund may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures and related options.

         Swap Contracts. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

         Interest Rate and Currency Swap Contracts. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount (e.g. an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

         Equity Swap Contracts and Contracts for Differences. Equity swap contracts involve the exchange of one party's obligation to pay the loss, if any, with respect to a notional amount of a particular equity index (e.g., the S&P 500 Index) plus interest on such notional amount at a designated rate (e.g., the London Inter-Bank Offered Rate) in exchange for the other party's obligation to pay the gain, if any, with respect to the notional amount of such index.

         If the Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index on which the equity swap is based as if it had purchased the notional amount of securities comprising the index. If the Fund enters into a short equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index on which the equity swap is based as if it had sold the notional amount of securities comprising the index.

         Contracts for differences are swap arrangements in which the Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. As to one of the baskets, the Fund's return is based on theoretical, long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. The Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. The Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, it is possible that the short basket will outperform the long basket -- resulting in a loss to the Fund, even in circumstances when the securities in both the long and short baskets appreciate in value.

         Interest Rate Caps, Floors and Collars. The Fund may use interest rate caps, floors and collars for the same purposes or similar purposes as it uses interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar. The Fund's use of interest rate caps, floors and collars for the same or similar purposes as those for which it uses futures contracts and related options presents the same risks and similar opportunities as those associated with futures and related options.

Risk Factors in Swap Contracts, OTC Options and Other Two-Party Contracts. The Fund may only close out a swap, contract for differences, cap, floor or collar or OTC option with the particular counterparty. Also, if the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. There also may be documentation risk, including the risk that the parties may disagree as to the proper interpretation of the terms of a contract. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed to it under swap contracts, OTC options and other two-party contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. The Manager will closely monitor the creditworthiness of contract counterparties, and the Fund will not enter into any swaps, caps, floors or collars, unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") at the time of entering into such transaction or if the counterparty has comparable credit as determined by the Manager. However, the credit of the counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The management of caps, floors, collars and swaps may involve certain difficulties because the characteristics of many derivatives have not been observed under all market conditions or through a full market cycle.

Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars and Interest Rate and Currency Swap
Contracts. In accordance with CFTC regulations, investments by the Fund in futures contracts and related options for purposes other than bona fide hedging are limited such that the aggregate amount that the Fund may commit to initial margin on such contracts or time premiums on such options may not exceed 5% of that Fund's net assets.

Uses of Derivatives

         Function of Derivatives in the Fund. The Fund may use financial derivatives to implement investment decisions. The types of derivatives employed vary and may include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or over-the-counter products. The types of strategies implemented also vary. To a significant extent, specific market conditions influence the choice of derivative strategies for the Fund. Generally, the Fund makes only occasional use of futures contracts and related options on securities indexes and does not currently expect to make use of other derivative instruments.

         Derivative Exposure. Generally, stocks constitute the majority of the holdings in the Fund, although derivative positions may comprise a significant portion of the total assets.

         Counterparty Creditworthiness. The Manager tracks the creditworthiness of counterparties in swaps, forwards and options. The Manager limits transactions to counterparties with a long-term debt rating of A or higher at the time the Fund enters into the derivative. In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager monitors the amount of credit extended to any one counterparty. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that the Fund has to over-the-counter counterparties.

         Types of Derivatives.

|X|  Options, futures contracts and related
     options on securities indexes
|X| Long equity swap contracts in which the Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities

|X| Short equity swap contracts in which the Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities

|X| Contracts for differences, i.e., equity swaps that contain both long and short equity components.

         Uses of Derivatives.

Hedging.The Fund may employ hedges to protect a current or anticipated position.
-------

Traditional Hedging: Short equity futures, related options and short equity swap contracts may be used to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: If the Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

Investment. A Fund may use derivative instruments (particularly long futures contracts, related options and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by a Fund. A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors and equities, in an efficient, cost-effective manner.

Risk Management - Synthetic Sales and Purchases. A Fund may use equity futures, related options and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual sectors and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases. For example, if a Fund held a large proportion of stocks of a particular industry and the Manager believed that stocks of another industry would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically
"buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Equity derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Limitations on the Use of Derivatives

|X| There is no limit on the use of derivatives for hedging purposes.
|X| When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid securities equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure.

|X| The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

|X| Except when such instruments are used for bona fide hedging, no more than 5% of a Fund's net assets will be committed to initial margin on futures contracts and time premiums on related options.

|X| The Manager tracks the creditworthiness of counterparties in swaps, forwards and options. Counterparties used for OTC derivatives must have a long-term debt rating of A or higher when the derivative is entered into. Occasionally, short-term derivatives will be entered into with counterparties that have only high short-term debt ratings. In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager monitors the amount of credit extended to any one counterparty. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that the Funds have to over-the-counter counterparties.

Repurchase Agreements

         The Fund may enter into repurchase agreements with banks and broker-dealers by which the Fund acquires a security (usually an obligation of the Government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the relevant Fund to expenses, delays and risks of loss including: (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Cash and Other High Quality Investments

         The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or in connection with the earmarking and maintenance of such assets on the custodian's books and records. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities the Fund may seek to minimize credit risk with respect to such investments.

Illiquid Securities

         The Fund may invest up to 15% (or, in the case of the Foreign Fund only, 10%) of its net assets in illiquid securities. The securities currently thought to be included as "illiquid securities" are restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

         Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

         For so long as the SEC maintains the position that most equity swap contracts, reverse equity swap contracts, caps, floors and collars are illiquid, the Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

                             INVESTMENT RESTRICTIONS

         Except when specifically indicated to the contrary, the investment policies described in this Statement of Additional Information are not fundamental, and the Trustees of the Trust may change such policies without first obtaining shareholder approval. As used in this paragraph, "shareholder approval" means the vote of a majority of the outstanding voting securities of the Fund and "majority" means the lesser of (1) 67 percent or more of the outstanding shares of the Fund present at a meeting if more than 50 percent of the shares are represented at the meeting in person or by proxy, or (2) more than 50 percent of the outstanding shares of the Fund.

         Except as identified in the Prospectus and this Statement of Additional Information, there are no specific limitations on the extent to which the Fund may engage in the investment policies described in the Prospectus and this Statement of Additional Information.

         Investment Restrictions. The Fund is subject to the following investment restrictions (A-L below) which may not be changed without shareholder approval.  The Fund may not:

A. Borrow money except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

B.            Purchase securities on margin.

C.            Sell securities short.

D. Lend any funds or other assets (the Fund may enter into repurchase agreements and purchase publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities which are of a type customarily purchased by institutional investors or publicly traded in the securities markets).

E. Participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock.

F. Invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities).

G. Hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities).

H. Purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940 (the "1940 Act").

I. Purchase and sell real estate or commodities and commodity contracts.

J. Purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

K. Make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment.

L. Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC.

         The SEC has concluded that even though reverse repurchase agreements, firm commitments and standby commitment agreements fall within the functional meaning of "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with
Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets; any borrowing permitted by Restriction A above; any collateral arrangements with respect to initial and variational margin permitted by Restriction B above; and the purchase or sale of options, forward contracts or options on futures contracts.

         Under the 1940 Act, the Fund is permitted, subject to the above investment restrictions, to borrow money only from banks. (The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets.)

         It is, moreover, the expressed policy of the Fund not to engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this Statement of Additional Information), not to invest in companies for the purpose of exercising control of management, and not to purchase any security which it is restricted from selling to the public without registration under the Securities Act of 1933. The Fund may not invest in oil, gas or other mineral exploration or development programs. The Fund may not invest more than 25% of the value of its assets in obligations issued by banks. The policies set forth in this paragraph may be changed by vote of the Trustees of the Trust.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                                PRICING OF SHARES

         The net asset value per share of the Fund is computed as of 4:00 p.m. Eastern time on each day on which the New York Stock Exchange is open. The Prospectus contains a description of the methods used to compute net asset value.

         The portfolio securities of the Fund may include equity securities which are listed on foreign exchanges. Certain foreign exchanges may be open on Saturdays and customary United States business holidays. As a consequence, the portfolio securities of the Fund may be traded, and the net asset value of shares of the Fund may be significantly affected, on days on which shares of the Fund may not be purchased or redeemed.

                                   TAX STATUS

         It is the Fund's policy to meet the requirements to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

         In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total net assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed timely and paid to its shareholders in the form of dividends (including capital gain dividends). Shareholders of the Fund that are not exempt from federal income taxes will be subject to income taxes on dividends and capital gains distributions received from the Fund.

         If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

         Fund distributions derived from interest, dividends and certain other income, including in general short-term gains, will be taxable as ordinary income to shareholders subject to federal income tax whether received in cash or reinvested in shares. Distributions properly designated by the Fund as deriving from net capital gains on securities held by the Fund for more than 12 months, whether received in cash or additional shares and regardless of how long a shareholder has held the shares, are taxable as long-term capital gains to the Fund's shareholders that are not exempt from federal income taxes. The federal income tax status of all distributions will be reported to shareholders annually.

         Dividends and interest received by the Fund may be subject to income withholding or other taxes imposed by foreign countries which may reduce the yield of the Fund. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

         The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon taxable disposition of shares will be treated as long-term capital gains if the shares have been held as capital assets for more than 12 months and as short-term capital gains if the shares have been held as capital assets for no more than 12 months. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         For federal income tax purposes, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years are 8 percent and 18 percent (rather than 10 percent and 20 percent) for taxable years beginning after December 31, 2000. The 18-percent rate applies only to assets the holding period for which began after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal or state tax perspective, and shareholders should consult their tax advisors before making such an election.

         Special rules (including mark-to-market, constructive sale, short sale, straddle and wash-sale rules) exist for determining the timing of the recognition of income or loss, the character of such income or loss, and the holding periods of certain of the Fund's assets in the case of certain transactions, including transactions involving futures contracts, forward contracts and options. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

         A portion of the dividends paid by the Fund may be eligible (subject to a holding period requirement imposed pursuant to the Code) for the dividends-received deduction for the Fund's corporate shareholders (other than S corporations).

         The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 30% for amounts paid during 2002 and will be 30% for amounts paid during 2003, 29% for amounts paid during 2004 and 2005, and 28% for amounts paid during 2006 through 2010. The legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph.

         Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a foreign shareholder. Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net realized long-term capital gains paid by the Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

         Recently revised U.S. Treasury regulations affecting the application to foreign investors of the backup withholding and withholding tax rules described above generally became effective for payments made on or after January 1, 2001 (although transition rules apply). In some circumstances, these rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

         If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, will be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

                             PERFORMANCE INFORMATION

         The  Fund  may  from  time  to  time   include  its  total   return  in
advertisements   or  in   information   furnished  to  present  or   prospective
shareholders.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, three, five, and ten years (or for such shorter period as shares of the Fund have been offered), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Fund may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information. The Fund's total return is not fixed or guaranteed and the Fund's principal is not insured. Investment performance quotations should not be considered to be representations of the performance for any period in the future.

         The table below sets forth the average annual total return (before taxes) for the GMO Pelican Fund for the one, three, five and ten year periods ending February 28, 2002, and for the period from the commencement of the Fund's operations until February 28, 2002:

--------------------- --------------- ---------------- ---------------- ---------------- ---------------- -----------------
                      Inception Date      1 Year           3 Year           5 Year           10 year        Inception to
Fund                                        (%)              (%)              (%)              (%)            Date (%)
--------------------- --------------- ---------------- ---------------- ---------------- ---------------- -----------------
GMO Pelican Fund         5/31/89           2.17%            7.45%           10.70%           13.57%            12.36%
--------------------- --------------- ---------------- ---------------- ---------------- ---------------- -----------------


         The Fund may also from time to time advertise net return and gross return data for each month and calendar quarter since the Fund's inception. Monthly and quarterly return data is calculated by linking daily performance for the Fund (current net asset value divided by prior net asset value), and assumes reinvestment of all dividends and gains. All quotations of monthly and quarterly returns would be accompanied by standardized total return information. Information relating to the Fund's return for a particular month or calendar quarter is provided to permit evaluation of the Fund's performance and volatility in different market conditions, and should not be considered in isolation.

         From time to time, in advertisements, in sales literature, or in reports to shareholders, the Fund may compare its respective performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the Fund may compare its total return to rankings prepared by Morningstar, Inc., Lipper Inc., widely recognized independent services which monitor mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

         Performance rankings and listings reported in national financial publications, such as Money, Barron's and Kiplinger's, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including No Load Fund X, CDA Investment Technologies, Inc., Weisenberger Investment Companies Service, and Donoghue's Mutual Fund Almanac.

         Quotations of the Fund's gross return do not reflect any reduction for any Fund fees or expenses unless otherwise noted; if the gross return data reflected the estimated fees and expenses of the Fund, the returns would be lower than those shown. Quotations of gross return for the Fund for a particular month or quarter will be calculated in accordance with the following formula:

Gross Return =
                           Net Return + (Total Annual
                            Operating Expense Ratio)
                             (# of days in relevant
                             period/365)

                            MANAGEMENT OF THE TRUST

         The following tables present information regarding each Trustee and officer of GMO Trust (the "Trust") as of June 30, 2002. Each Trustee's and officer's age as of June 30, 2002 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Because the Fund does not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. The term of office for each officer is until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

                                                                              Portfolios in
                                                                              Fund Complex              Other
                                                 Principal Occupation(s)         Overseen          Directorships Held
                                                   During Past 5 Years

Non Interested Trustees

Jay O. Light (60)             Since May 1996    Professor of Business               38                    *1

Donald W. Glazer, Esq. (57)   Since December    Advisory Counsel, Goodwin           38                    None
Trustee                       2000              Procter LLP; Secretary
                                                and Consultant, Provant,
                                                Inc. (provider of
                                                performance improvement
                                                training services and
                                                products) (1998 -
                                                present);
                                                Consultant--Business and
                                                Law.
Interested Trustee

R. Jeremy Grantham2 (63)      Since             Member, Grantham, Mayo, Van           38                  None
President-Quantitative and    September 1985    Otterloo & Co. LLC.
Chairman of the Trustees


Officers

                                  Position(s) Held           Length              Principal Occupation(s)
        Name and Age               with the Trust        of Time Served            During Past 5 Years
        -------------              --------------        --------------            -------------------
Susan Randall Harbert (45)      Chief Financial       Chief Financial                   Member, Grantham, Mayo, Van
                                Officer and           Officer since                     Otterloo & Co. LLC.
                                Treasurer             February 2000;
                                                      Treasurer since February
                                                      1998; Assistant Treasurer
                                                      from May 1995 - February
                                                      1998.

Brent Arvidson (33)             Assistant Treasurer   Since August 1998     Senior Fund Administrator,
Scott Eston (46)                Vice President        Since August 1998     Chief Financial Officer
William R. Royer,  Esq. (36)    Vice President and    Vice President        General Counsel and Member,
Elaine M. Hartnett, Esq. (57)   Vice President and    Vice President        Associate General Counsel,
                                Secretary             since August 1999;    Grantham, Mayo, Van Otterloo &
                                                      Secretary since       Co. LLC (June 1999 - present);
                                                      March 2001.           Associate/Junior Partner, Hale
                                                                            and Dorr LLP (1991 - 1999).

         Trustees'  Responsibilities.  Subject  to the  provisions  of  the  GMO
Declaration of Trust, the business of the Trust, an open-end management investment company, shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove from their number (including any vacancies created by an increase in the number of Trustees); remove from their number with or without cause; elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

         There are two standing committees of the Board of Trustees: the Independent Trustees/Audit Committee and the Pricing Committee. The Independent Trustees/Audit Committee assists the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The responsibilities of the committee are as follows: perform the specific tasks assigned to the independent Trustees pursuant to the 1940 Act, including periodic consideration of the investment management contracts of the Trust; oversee the audit process for the Trust and consider any questions raised by the independent accountants; select and nominate candidates to serve as independent trustees of the Trust; review on a periodic basis the governance structures and procedures of the Trust; review proposed resolutions of conflict of interest that may arise in the business of the Trust and may affect the shareholders of the Trust; and oversee matters requiring independent oversight of the Trust on behalf of the shareholders of the Trust. Shareholders may recommend trustee nominees to the Independent Trustees/Audit Committee to fill any vacancies that may occur in the Board by sending such recommendations to the Secretary of the Trust. Mr. Glazer and Mr. Light, the non-interested trustees, are members of the Independent Trustees/Audit Committee. During the fiscal year ending February 28, 2002, the committee held four meetings.

         The Pricing Committee determines the fair value of the Trust's securities or other assets under certain circumstances, as described in the GMO Trust Pricing Policies adopted by the Board, as amended from time to time (the "Procedures"). To fulfill its responsibilities and duties the Pricing Committee periodically reviews the Procedures with the Manager and recommends changes (including the establishment of new pricing methodologies), if any, to the Board, and meets on an as-needed basis to determine the fair value of the Trust's securities or other assets, as described in the Procedures. Mr. Glazer and Mr. Light, the non-interested trustees, are members of the pricing committee; Mr. Grantham, the interested trustee, is an alternate member of the pricing committee. During the fiscal year ending February 28, 2002, the Pricing Committee held 15 committee meetings.

         In determining to approve the most recent annual extension of the Fund's investment management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Manager and considered information provided by the Manager relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Management" in the Prospectus and "Management of the Trust -- Officers" above. The Trustees also took into account the time and attention devoted by senior management to the Fund. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Manager to the Fund were appropriate to fulfill effectively the Manager's duties under the agreement. The Trustees also considered the business reputation of the Manager, its financial resources and its professional liability insurance coverage and concluded that the Manager would be able to meet any reasonably foreseeable obligations under the agreements.

         The Trustees received information concerning the investment philosophy and investment process applied by the Manager in managing the Fund. See "Fund Objective and Summary of Principal Investment Strategies" in the Prospectus. In this connection, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel, including research services available to the Manager as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Manager's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

         The Trustees considered the scope of the services provided by the Manager to the Fund under the agreement relative to services provided by third parties to other mutual funds. The Trustees noted that the Manager's standard of care was comparable to that found in most mutual fund investment advisory agreements. See "Management Arrangements" below. The Trustees concluded that the scope of the Manager's services to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

         The Trustees considered the quality of the services provided by the Manager to the Fund. The Trustees evaluated the Manager's record with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Trust - Code of Ethics" below), the procedures by which the Manager allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Manager in these matters. The Trustees also received information concerning standards of the Manager with respect to the execution of portfolio transactions.

The Trustees considered the Manager's management of non-advisory services provided by persons other than the Manager by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Summaries of Fund Objectives, Principal Investment Strategies and Principal Risks" in the Prospectus. The Trustees also considered information relating to each Fund's investment performance relative to its performance benchmark(s) and relative to funds with similar objectives managed by other managers. The Trustees reviewed performance over various periods, including one, five and ten year periods, where applicable (See "Summaries of Fund Objectives, Principal Investment Strategies and Principal Risks" in the Prospectus), the volatility of the Fund's returns, as well as factors identified by the Manager as contributing to the Funds' performance. See the Fund's annual reports. The
Trustees also considered the competence of the personnel responsible for managing the Fund, the support those personnel received from the Manager, the investment techniques used to manage the Fund, and the overall competence of the Manager. The Trustees concluded that the scope and quality of the Manager's services was sufficient, in light of the Fund's investment performance, particular portfolio management techniques, the resources brought to bear by the Manager, the competence of the Manager, its personnel and systems, and the financial resources of the Manager, to merit reapproval of the agreement for another year.

         In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information prepared by Lipper Inc. concerning fees paid to investment managers of funds with similar objectives. The Trustees also considered possible economies of scale to the Manager. The Trustees evaluated the Manager's profitability with respect to the Fund, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to the Manager, but also so-called "fallout benefits" to the Manager such as reputational value derived from serving as investment Manager to the Fund and the research services available to the Manager by reason of brokerage business generated by the Fund. In evaluating the Fund's advisory fees, the Trustees also took into account the sophistication of the investment techniques used to manage the Fund.

         Based on the foregoing, the Trustees concluded that the fees to be paid the Manager under the advisory agreements were fair and reasonable, given the scope and quality of the services rendered by the Manager.

Trustee Fund Ownership

         The following table sets forth ranges of Trustees' beneficial share ownership in Funds of the Trust as of December 31, 2001.


                                                                              Aggregate Dollar Range of Fund Shares
                                                                                           Owned in all

                                                Dollar Range of Fund                     GMO Trust Funds

         Name/Fund                                  Shares Owned                       Overseen by Trustee

Non-Interested Trustees

Jay O. Light                                            None                                   None

Donald W. Glazer                                        None                              over $100,000

Interested Trustee

R. Jeremy Grantham                                      None                              over $100,000

Non-Interested Trustee Ownership of Securities Issued by the Manager or Principal Underwriter

None.

Non-Interested Trustee Ownership of Related Companies

         The following table sets forth information about securities owned by non-interested trustees and their family members as of December 31, 2001 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Funds' principal underwriter.

                            Name of
                          Owner(s) and

       Name of          Relationship to

Non-Interested Trustee      Trustee           Company        Title of Class   Value of Securities      % of Class
               -------      -------           -------        --------------   -------------------      ----------
Jay O. Light                  N/A               None              N/A                 N/A                 N/A

Donald W. Glazer              Self           GMO Brazil         Limited             $237,032             1.95%
                                            Sustainable       partnership
                                            Forest Fund,        interest
                                           LP, a private
                                             investment
                                          company managed

                                            by Renewable
                                           Resources LLC,

                                          an affiliate of
                                           the Manager.*

                                          GMO Tax-Managed       Limited             $241,044              1.4%
                                          Absolute Return     partnership
                                          Fund, a private       interest
                                             investment
                                          company managed

                                               by the
                                             Manager.**

* The Manager may be deemed to "control" this fund by virtue of its ownership interest in and role as Managing Member of Renewable Resources LLC.

** The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.

         Remuneration. Each non-interested Trustee receives an annual retainer from the Trust for his services. No additional compensation is paid to any non-interested Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees, although the Trust does reimburse non-interested Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at such seminars or conferences. Non-interested Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

         During the fiscal year ending February 28, 2002, other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Trust or any series thereof:

                                       Aggregate         Pension or Retirement      Estimated Annual
                                     Compensation      Benefits Accrued As Part      Benefits Upon      Total Compensation
    Name of Person, Position          from Trust            of Fund Expenses           Retirement         from the Trust
    ------------------------          ----------            ----------------           ----------         --------------

Jay O. Light, Trustee               $80,000                   N/A                     N/A                 $80,000
Donald W. Glazer, Esq.,             $80,000                   N/A                     N/A                 $80,000
Trustee

         Messrs. Grantham, Royer and Eston, and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager will benefit from the management fees paid by each Fund of the Trust.

         As of June 7, 2002, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund.

         Code of Ethics. Each of the Trust and the Manager has adopted a Code of Ethics pursuant to the requirement of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with certain conditions relating to such persons' position, the identity of the security, the timing of the transaction and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

                             MANAGEMENT ARRANGEMENTS

         As disclosed in the Prospectus under the heading "MANAGEMENT," under a Management Contract between the Trust on behalf of the Fund and Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager"), subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions - Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Fund or its other clients.

         The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Under the Management Contract, the Manager is compensated by the Fund at the annual rate of 0.75% of average daily net assets of the Fund's portfolio, subject to the Manager's agreement to reimburse the Fund for certain expenses, as described in the Prospectus. The Management Contract was approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager) and by the Fund's sole shareholder in connection with the organization of the Trust and the establishment of the Fund. The Management Contract will continue in effect for a period more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority (or one, if there is only one) of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, the Management Contract may be terminated on not more than 60 days' written notice by the Manager.

         In the last three fiscal years the Fund paid the following amount as a Management Fee to the Manager pursuant to the Management Contract:

                                                     Gross                    Reduction             Net

Year Ended 2/28/02                                   $872,941                   $221,457            $651,484
Year Ended 2/28/01                                   $898,276                   $212,883            $685,393
Year Ended 2/29/00                                   $1,582,393                 $156,849            $1,425,544


         In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

         Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

         Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

         Distributor. Funds Distributor, Inc. ("FDI"), 60 State Street, Boston, Massachusetts 02109, serves as the Trust's distributor on behalf of the Funds. GMO pays all distribution-related expenses of the Fund.

         Counsel. Ropes & Gray, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust.
         -------

                             PORTFOLIO TRANSACTIONS

         The purchase and sale of portfolio securities for the Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

         Brokerage and Research Services. In placing orders for the portfolio transactions of the Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

         Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.

         Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of the Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Fund.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

         The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Manager will not approve the acceptance of securities in exchange for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund;
(2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; (3) the securities may be acquired under the investment restrictions applicable to the Fund; and (4) the securities are listed on the New York Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation System (NASDAQ). For federal income tax purposes, an exchange of securities for Fund shares is treated as a sale of the exchanged securities and generally results in a capital gain or loss. Investors interested in purchases through exchange should telephone the Manager at (617) 346-7600.

         During the last three fiscal years, the Trust paid, on behalf of the Fund, the following amounts in brokerage commissions:

 March 1, 1999             March 1, 2000                      March 1, 2001
   Through                   Through                            Through
 February 29, 2000       February 28, 2001                  February 28, 2002
 -----------------       -----------------                  -----------------
   $370,323                   $207,473                           $370,910

                        DETERMINATION OF NET ASSET VALUE

         The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Price provided by principal market makers may vary from the value that would be realized if the securities were sold.

                              REDEMPTION OF SHARES

         The right of redemption is generally described in the Prospectus. The Trust may suspend the right of redemption during any period when (a) the New York Stock Exchange is closed for other than weekends or holidays or trading thereon is restricted under conditions set forth by the Securities and Exchange Commission ("SEC"); (b) the SEC has by order permitted such suspension; or (c) an emergency as defined by the rules of the SEC exists making disposal of portfolio securities or valuation of the net assets of the Fund not reasonably practicable.

                           SYSTEMATIC WITHDRAWAL PLANS

         Eligible shareholders who wish to receive a fixed amount periodically may elect to participate in a Systematic Withdrawal Plan. A shareholder whose account in the Fund contains shares worth $5,000 or more may elect to receive automatic payments of $100 or more each quarter. A shareholder whose account in the Fund contains at least $10,000 worth of shares may elect to receive monthly payments of $100 or more.

         Amounts paid under the plan are derived from the proceeds of redemption of shares held in the shareholder's account. Under the plan, all dividends and capital gains distributions must be reinvested in shares of the Fund. All shares obtained through reinvestment and all shares held under the plan must remain on deposit with the Fund. If redemptions for these periodic payments exceed distributions reinvested in an account, such redemptions will reduce or possibly exhaust the number of shares in the account. The minimum withdrawal amounts have been established for administrative convenience and should not be considered as recommended for all investors. For tax purposes, shareholders may realize a capital gain or loss on each payment.

         The plan is administered by the Trust without separate charge to the participating shareholders and may be terminated at any time by a shareholder or the Trust.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

         The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Fund commenced operations on May 31, 1989. The fiscal year for the Fund ends on the last day of February.

         Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of thirty-nine series: U.S. Core Fund; Tobacco-Free Core Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small Cap Value Fund; Small Cap Growth Fund; REIT Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small Companies Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Asia Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Term Income Fund; Global Hedged Equity Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; International Equity Allocation Fund; World Equity Allocation Fund; Global (U.S.+) Equity Allocation Fund; Global Balanced Allocation Fund; U.S. Sector Fund; GMO Pelican Fund; Alpha LIBOR Fund; and International Core Plus Allocation Fund. The Trustees have further authorized the issuance of up to nine classes of shares of the foregoing series, Class I, Class II, Class III, Class IV, Class V, Class VI, Class VII, Class VIII and Class M Shares. Interests in each portfolio are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding series. The shares of such series do not have any preemptive rights. Upon liquidation of a series, shareholders of the corresponding series are entitled to share pro rata in the net assets of the series available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses, but there is no present intention to make such charges.

         The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding shares of the Fund as of June 3, 2002:

         --------------------------------------------------------------- ------------------------------------

                          Name and Address % Ownership

         --------------------------------------------------------------- ------------------------------------
         --------------------------------------------------------------- ------------------------------------
         The Chase Manhattan Bank as Trustee for                                        58.9
         Corning Investment Plan
         Attn:  Domenica Mascia
         4 New York Plaza 2nd Floor
         New York, NY  10004-2413
         --------------------------------------------------------------- ------------------------------------
         --------------------------------------------------------------- ------------------------------------
         NaBank & Co                                                                    15.3
         Attn:  Trust Securities
         P.O. Box 2180
         Tulsa, OK  74101-2180
         --------------------------------------------------------------- ------------------------------------


         As depicted in the above chart, certain shareholder(s) may hold greater than 25% of the outstanding shares of the GMO Pelican Fund. As a result, such shareholders could be deemed to "control" the Fund as such term is defined in the 1940 Act.

                                  VOTING RIGHTS

         Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual Fund and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such affected Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                              FINANCIAL STATEMENTS

         The report of PricewaterhouseCoopers LLP and the Fund's audited Financial Statements for the year ended February 28, 2002 are incorporated by reference to the Fund's Annual Report filed with the Securities and Exchange Commission pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

                          SPECIMEN PRICE MAKE-UP SHEETS

         Following is a computation of the total offering price per share for the Fund based upon its net asset value and shares of beneficial interest outstanding at the close of business on February 28, 2002:

 Net Assets at Value (Equivalent to $10.83 per share based
 on 10,554,334 shares of beneficial interest outstanding).........$114,299,331
 Offering Price.........................................................$10.83

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

Commercial Paper Ratings

         Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1.
Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

Corporate Debt Ratings

         Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): the ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's Investor Services, Inc. for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

         1.       An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

--------
1 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of that Act and neither of these companies is a registered investment company.
2 Trustee is deemed to be an "interested person" of the Trust, as defined by the 1940 Act, because of his affiliation with the Trust's Manager.

                         EVERGREEN LARGE CAP VALUE FUND
                       STATEMENT OF ADDITIONAL INFORMATION

                             EVERGREEN EQUITY TRUST

                               200 Berkeley Street

                           Boston, Massachusetts 02116

                                  800.343.2898

                            DOMESTIC EQUITY FUNDS II

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 6, 2002

                   Evergreen Large Cap Value Fund (the "Fund")

The Fund is a series of an open-end management investment company known as Evergreen Equity Trust (the "Trust").

         This Statement of Additional Information (SAI) pertains to all classes of shares of the Fund. It is not a prospectus but should be read in conjunction with the prospectus dated November 6, 2002 for the Fund. The Fund is offered through a prospectus offering Class A, Class B, Class C and Class I shares. You may obtain a copy of the prospectus without charge by calling 800.343.2898 or by downloading it off our website at EvergreenInvestments.com. The information in
Part 1 of this SAI is specific  information  about the Fund. The  information in
Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

                                TABLE OF CONTENTS

PART 1

TRUST HISTORY.........................................................1-1
INVESTMENT POLICIES...................................................1-1
OTHER SECURITIES AND PRACTICES........................................1-3
PRINCIPAL HOLDERS OF FUND SHARES......................................1-3
EXPENSES..............................................................1-3
SERVICE PROVIDERS.....................................................1-5

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES.........2-1
PURCHASE AND REDEMPTION OF SHARES....................................2-18
SALES CHARGE WAIVERS AND REDUCTIONS..................................2-22
PRICING OF SHARES....................................................2-24
PERFORMANCE CALCULATIONS.............................................2-25
PRINCIPAL UNDERWRITER................................................2-28
DISTRIBUTION EXPENSES UNDER RULE 12b-1...............................2-28
TAX INFORMATION......................................................2-34
BROKERAGE............................................................2-36
ORGANIZATION.........................................................2-37
INVESTMENT ADVISORY AGREEMENT........................................2-38
MANAGEMENT OF THE TRUST..............................................2-40
CORPORATE AND MUNICIPAL BOND RATINGS.................................2-45
ADDITIONAL INFORMATION...............................................2-54

                                     PART 1

                                  TRUST HISTORY

         The Trust is an open-end management investment company which was organized as a Delaware business trust on September 18, 1997. The Fund is a diversified series of the Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.  Diversification

         The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities.

         2.  Concentration

         The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, the Fund may not issue senior securities.

                                      1-1

         4.  Borrowing

         The Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law. The Fund does not consider covered dollar rolls to be "borrowings" for purposes of this restriction.

         5.  Underwriting

         The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

         The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities and cash in accordance with applicable law and exemptive relief issued by the Securities and Exchange Commission. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases and decreases in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

                                      1-2

         The Funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds (except SNAP Fund) in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11529).

                         OTHER SECURITIES AND PRACTICES

         For information regarding securities the Fund may purchase and investment practices the Fund may use, see the following section in Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Fund's prospectus.

Money Market Instruments
U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions Repurchase Agreements Reverse Repurchase Agreements Warrants Swaps, Caps, Floors and Collars Securities Lending Convertible Securities Preferred Stocks Options and Futures Strategies Foreign Securities Foreign Currency Transactions High-Yield, High-Risk Bonds Investment in Other Investment Companies Real Estate Investment Trusts

                        PRINCIPAL HOLDERS OF FUND SHARES

         As of October 31, 2002, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund.

         As of October 31, 2002, no person, to the Fund's knowledge, owned beneficially or of record 5% or more of the Fund's shares.

                                    EXPENSES

Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Fund.Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For more information, see "Investment Advisory Agreements" in Part 2 of this SAI.

         EIMC is entitled to receive from the Fund an annual fee equal to 0.90% of the average daily net assets of the Fund.

                                      1-3

Sub-Advisor

         Subject to receipt of all requisite approvals, EIMC expects to retain Grantham, Mayo, Van Otterloo & Co. LLC (GMO) as sub-advisor to the Fund, pursuant to the terms of an order it has received from the Securities and Exchange Commission. As sub-advisor, GMO will manage the Fund's investments on a day-to-day basis. The Fund will not pay a direct fee to GMO for its sub-advisory services.

         Through an exemptive order received from the Securities and Exchange Commission, EIMC has ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the Fund's sub-advisor and recommend the hiring, termination, and replacement of unaffiliated sub-advisors without receiving prior shareholder approval. However, shareholders will be notified in the event there has been a replacement of the sub-advisor.

Trustee Compensation

         Listed below is the Trustee compensation paid by the Funds individually for the twelve months ended July 31, 2002 and by the Trust and the eight other trusts in the Evergreen family of funds for the twelve months ended December 31, 2001. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

==============================================================================
                                                   Total Compensation from the
                     Aggregate Compensation        Evergreen family of funds
Trustee              from Funds for fiscal year    for the twelve months ended
                     ended 2/28/2002               12/31/2001*
------------------------------------------------------------------------------
Laurence B. Ashkin**          $2,215                       $40,250
------------------------------------------------------------------------------
Charles A. Austin, III        $5,148                       $93,000
------------------------------------------------------------------------------
Arnold H. Dreyfuss**          $2,376                       $43,250
------------------------------------------------------------------------------
K. Dun Gifford                $5,920                      $109,000
------------------------------------------------------------------------------
James S. Howell***            $2,208                       $40,000
------------------------------------------------------------------------------
Leroy Keith, Jr.              $5,124                       $92,500
------------------------------------------------------------------------------
Gerald M. McDonnell           $5,689                       $93,500
------------------------------------------------------------------------------
Thomas L. McVerry             $5,151                       $93,000
------------------------------------------------------------------------------
Louis W. Moelchert, Jr.****   $4,669                       $92,000
------------------------------------------------------------------------------
William Walt Pettit           $5,174                       $93,500
------------------------------------------------------------------------------
David M. Richardson           $5,174                       $93,500
------------------------------------------------------------------------------
Russell A. Salton, III        $5,683                      $103,000
------------------------------------------------------------------------------
Michael S. Scofield           $6,592                      $120,000
------------------------------------------------------------------------------
Richard J. Shima              $5,174                       $93,500
------------------------------------------------------------------------------
Richard K. Wagoner            $5,148                       $93,000
==============================================================================
*Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2001. The amounts listed below will be payable in later years to the respective Trustees:

Austin            $ 55,800
Howell            $ 28,000
McVerry           $ 93,000
Moelchert         $ 92,000
Pettit            $ 93,500
Scofield          $ 39,375

**As of January 1, 2001, Laurence B. Ashkin and Arnold H. Dreyfuss retired and became Trustees Emeriti. ***As of January 1, 2000, James S. Howell retired and became Trustee Emeritus. ****On January 2, 2002, Mr. Moelchert resigned. He received compensation through December 31, 2001.

                                      1-4

                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to the Fund, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive an annual fee from the Fund at the following rate:

      =============================== ==================================
       Average Daily Net Assets of             Administrative
                 the Fund                    Services Fee Rates
      ------------------------------- ----------------------------------
            First $50 billion                      0.100%
      ------------------------------- ----------------------------------
            Next $25 billion;                      0.090%
      ------------------------------- ----------------------------------
            Next $25 billion;                      0.080%
      ------------------------------- ----------------------------------
            Next $25 billion;                      0.075%
      ------------------------------- ----------------------------------
       On assets over $125 billion                 0.050%
      =============================== ==================================

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Fund's transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

         The Fund pays ESC annual fees as follows:

-------------------------------------- ----------------- --------------------
                                        Annual Fee Per     Annual Fee Per
                                        Open Account*     Closed Account**
Fund Type
-------------------------------------- ----------------- --------------------
Monthly Dividend Funds                 $26.75            $9.00
-------------------------------------- ----------------- --------------------
Quarterly Dividend Funds               $25.75            $9.00
-------------------------------------- ----------------- --------------------
Semiannual Dividend Funds              $24.75            $9.00
-------------------------------------- ----------------- --------------------
Annual Dividend Funds                  $24.75            $9.00
-------------------------------------- ----------------- --------------------
Money Market Funds                     $26.75            $9.00
-------------------------------------- ----------------- --------------------
* For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.
** Closed accounts are maintained on the system in order to facilitate historical tax information.

Distributor

         Evergreen  Distributor,  Inc. (EDI), 90 Park Avenue, New York, New York
10016,   markets   the  Fund   through   broker-dealers   and  other   financial
representatives.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Fund.

                                      1-5

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of the Fund's securities and cash and performs other related duties.

Legal Counsel

         Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the Fund.

                                      1-6

                    Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES

                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some  government  agencies  and   instrumentalities   may  not  receive
financial support from the U.S. Government. Examples of such agencies are:

(i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii) Farmers Home Administration;

(iii) Federal Home Loan Banks;

(iv) Federal Home Loan Mortgage Corporation;

(v) Federal National Mortgage Association; and

(vi) Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up

                                      2-1
to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price

                                      2-2
on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

         The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBA's") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

                                      2-3

Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

                                      2-4

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference

                                      2-5
instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all

                                      2-6
times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when

                                      2-7
the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead

                                      2-8
settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any

                                      2-9
uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging

                                      2-10
markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-american Development Bank and the International Bank for Reconstruction and Development

         The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and the International Bank for Reconstruction and Development. Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

                                      2-11

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Sovereign Debt Obligations

         The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

                                      2-12

         Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal  Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of

                                      2-13
municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

         A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the

                                      2-14
longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

                                      2-15

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the

                                      2-16
related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited

                                      2-17
partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

         When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

         The Fund may invest in Domestic Equity Depository Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

         Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

         The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

                        PURCHASE AND REDEMPTION OF SHARES

         You may buy  shares of the Fund  through  Evergreen  Distributor,  Inc.
(EDI), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to seven different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

                                      2-18

Class A Shares

         The Fund offers Class A shares with a front-end sales charge applied to your initial investment at the time of purchase. The following is a complete list of the sales charge schedules applicable to purchases of Class A shares:

                             ---------------------------- ----------------- ------------------
Equity Funds                 Your Investment              As a % of NAV     As a % of your
                                                          excluding sales   investment
                                                          charge
                             ---------------------------- ----------------- ------------------
                             Up to $49,999                5.75%             6.10%
                             ---------------------------- ----------------- ------------------
                             $50,000-$99,999              4.50%             4.71%
                             ---------------------------- ----------------- ------------------
                             $100,000-$249,999            3.75%             3.90%
                             ---------------------------- ----------------- ------------------
                             $250,000-$499,999            2.50%             2.56%
                             ---------------------------- ----------------- ------------------
                             $500,000-$999,999            2.00%             2.04%
                             ---------------------------- ----------------- ------------------
                             $1,000,000-$2,999,999        0.00%             0.00%
                             ---------------------------- ----------------- ------------------
                             $3,000,000-$4,999,999        0.00%             0.00%
                             ---------------------------- ----------------- ------------------
                             $5,000,000 or greater        0.00%             0.00%
                             ---------------------------- ----------------- ------------------

                             ---------------------------- ----------------- ------------------
Long-term Bond Funds         Your Investment              As a % of NAV     As a % of your
                                                          excluding sales   investment
                                                          charge
                             ---------------------------- ----------------- ------------------
                             Up to $49,999                4.75%             4.99%
                             ---------------------------- ----------------- ------------------
                             $50,000-$99,999              4.50%             4.71%
                             ---------------------------- ----------------- ------------------
                             $100,000-$249,999            3.75%             3.90%
                             ---------------------------- ----------------- ------------------
                             $250,000-$499,999            2.50%             2.56%
                             ---------------------------- ----------------- ------------------
                             $500,000-$999,999            2.00%             2.04%
                             ---------------------------- ----------------- ------------------
                             $1,000,000-$2,999,999        0.00%             0.00%
                             ---------------------------- ----------------- ------------------
                             $3,000,000-$4,999,999        0.00%             0.00%
                             ---------------------------- ----------------- ------------------
                             $5,000,000 or greater        0.00%             0.00%
                             ---------------------------- ----------------- ------------------

                             ---------------------------- ----------------- ------------------
Short-term Bond Funds        Your Investment              As a % of NAV     As a % of your
                                                          excluding sales   investment
                                                          charge
                             ---------------------------- ----------------- ------------------
                             Up to $49,999                3.25%             3.36%
                             ---------------------------- ----------------- ------------------
                             $50,000-$99,999              3.00%             3.09%
                             ---------------------------- ----------------- ------------------
                             $100,000-$249,999            2.50%             2.56%
                             ---------------------------- ----------------- ------------------
                             $250,000-$499,999            2.00%             2.04%
                             ---------------------------- ----------------- ------------------
                             $500,000-$999,999            1.50%             1.52%
                             ---------------------------- ----------------- ------------------
                             $1,000,000-$2,999,999        0.00%             0.00%
                             ---------------------------- ----------------- ------------------
                             $3,000,000 or greater        0.00%             0.00%
                             ---------------------------- ----------------- ------------------

         There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. If you purchase Class A shares in the amount of $1 million or more, without a front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of First Union National Bank (FUNB) and its affiliates, EDI

                                      2-19
and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EDI. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

Class B Shares

         The Fund offers Class B shares at NAV without a front-end sales charge. However, the Fund may charge a CDSC on shares you redeem based on the following schedule:

All funds    REDEMPTION TIME                                                  CDSC RATE
             Month of purchase and the first 12-month
             period following the month of purchase                           5.00%
             Second 12-month period following the month of purchase           4.00%
             Third 12-month period following the month of purchase            3.00%
             Fourth 12-month period following the month of purchase           3.00%
             Fifth 12-month period following the month of purchase            2.00%
             Sixth 12-month period following the month of purchase            1.00%
             Thereafter                                                       0.00%

         Class B shares that have been outstanding for eight years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

Class C Shares

         The Fund offers Class C shares at NAV without a front-end sales charge. However, the Fund may charge a CDSC on shares you redeem based on the following schedule.

All funds      REDEMPTION TIME                                                 CDSC RATE
               Month of purchase and the first 12-month
               period following the month of purchase                          2.00%
               Second 12-month period following the month of purchase          1.00%
               Thereafter                                                      0.00%

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

         Class C shares purchased through an omnibus account with Merrill Lynch Investment Manager, L.P. will be charged a 1.00% CDSC if redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.

                                      2-20

Class I Shares (also referred to as Institutional Shares)

         No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class Y shares of an Evergreen Fund,(2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class S and Class S1 Shares

         Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without a front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EDI. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

Administrative   Shares,   Institutional   Service  Shares,   Investor   Shares,
Participant Shares, Reserve Shares, Resource Shares

         Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EDI or its predecessor.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares.

                                      2-21

         If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50% for Funds with a 4.75% front-end sales charge). See prospectus for the specific sales charge applicable to the Fund.

Rights of Accumulation

         You may add the value of all of your existing Evergreen Fund investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Front-end Sales Charges

         The Fund may sell its shares at net asset value without an front-end sales charge to:

1. purchasers of shares in the amount of $1 million or more;

2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

3. institutional investors, which may include bank trust departments and registered investment advisors;

4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                                      2-22

6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

8. certain Directors, Trustees, officers and employees of the Evergreen funds, EDI or their affiliates and to the immediate families of such persons; or

9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

1. an increase in the share value above the net cost of such shares;

2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

3. shares that are in the accounts of a shareholder who has died or become disabled;

4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

5. a systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

6. shares in an account that we have closed because the account has an aggregate net asset value of less than
                  $1,000;

7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

8. a withdrawal consisting of loan proceeds to a retirement plan participant;

9. a financial hardship withdrawal made by a retirement plan participant;

10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

                                      2-23

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.

                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

(1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

(2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

(3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

(4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                                      2-24

(5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

(6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

                            PERFORMANCE CALCULATIONS

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

         Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

                                [OBJECT OMITTED]
Where:

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

         Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:

2-25

                                [OBJECT OMITTED]D

Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions). n = number of years.
         ATVD = ending redeemable value of
                the initial $1,000, after taxes on
                fund distributions but not after
                taxes on redemption.

Return After Taxes on Distributions and Redemption

         Total  return   quotations,   less  taxes  due  on  distributions   and
redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

                               [OBJECT OMITTED]DR

Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemptions).
         n =  number of years.
         ATVDR = ending redeemable value of
                 the initial $1,000, after taxes on
                 fund distributions and redemption.

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

2-26

                                [OBJECT OMITTED]

Where:

a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

              Effective Yield = [(base period return + 1)365/7] - 1

Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting

                                      2-27

Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.

                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The
12b-1 fees are composed of distribution fees and service fees which are described further below.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.

           -------------------------- --------------------------
                Current Maximum
                     Class            12b-1 Fees Allowed Under
                   the Plans
           -------------------------- --------------------------
                       A                      0.75%(a)
           -------------------------- --------------------------
                       B                        1.00%
           -------------------------- --------------------------
                       C                        1.00%
           -------------------------- --------------------------
                       S                      0.75%(b)
           -------------------------- --------------------------

                                      2-28

           -------------------------- --------------------------
                      S1                      0.75%(b)
           -------------------------- --------------------------
                Administrative                0.75%(c)
           -------------------------- --------------------------
             Institutional Service            0.75%(c)
           -------------------------- --------------------------
                   Investor                   0.75%(c)
           -------------------------- --------------------------
                  Participant                 0.75%(c)
           -------------------------- --------------------------
                    Reserve                   0.75%(c)
           -------------------------- --------------------------
                   Resource                   1.00%(d)
           -------------------------- --------------------------

(a) Currently limited to 0.30% or less on Evergreen money market funds and 0.25% or less for all other Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b)    Currently  limited  to  0.60% or less on  Evergreen  money
       market  funds.   Of  this  amount  0.25%  is  to  be  used
       exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.65% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

(1) to compensate broker-dealers or other persons for distributing Fund shares;

(2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

(3) to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by EDI to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses

                                      2-29
and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares.

         In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Agreement not previously recovered by EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

                                      2-30

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

Service Fees

         EDI will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource and Institutional Service shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

         The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen
Short-Intermediate Municipal Bond Fund, Evergreen Equity Index Fund and Evergreen Adjustable Rate Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         For Evergreen money market funds, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.075% or approximately 0.30% annually.

         For Evergreen Short-Intermediate Municipal Bond Fund and Evergreen Adjustable Rate Fund, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.025% or approximately 0.10% annually. For Evergreen Adjustable Rate Fund, this rate applies to sales made after January 1, 1997.

         The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Participant Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

                                      2-31

         The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         EDI will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

         In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EDI will pay service fees only to the extent that such amounts have been paid to EDI by the Fund.

         No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

         EDI pays commissions to investment firms for sales of Class A shares at the following rates:

                                                     -------------------------------- --------------------------------
Equity Funds                                         Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    5.00%
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  4.25%
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                3.25%
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                2.00%
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                                     -------------------------------- --------------------------------
                                                     $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                                     -------------------------------- --------------------------------
                                                     $5,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $5,000,000*
                                                     -------------------------------- --------------------------------
                                                     * Evergreen  Equity Index Fund pays 0.25% to investment firms
                                                     for    all    amounts over $1,000,000.

                                      2-32

                                                     -------------------------------- --------------------------------
Long-term Bond Funds                                 Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    4.25%
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  4.25%
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                3.25%
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                2.00%
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                                     -------------------------------- --------------------------------
                                                     $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                                     -------------------------------- --------------------------------
                                                     $5,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $5,000,000
                                                     -------------------------------- --------------------------------

                                                     -------------------------------- --------------------------------
Short-term Bond Funds                                Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    2.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  2.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                2.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            0.50% of the first $2,999,999,
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $3,000,000**
                                                     -------------------------------- --------------------------------
                                                     ** Evergreen  Adjustable  Rate Fund pays 0.25% to  investment firms  for  all  amounts  over $1,000,000.

         EDI pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

         EDI pays commissions to investment firms for sales of Class C shares in the amount of 2.00% of shares sold at the time of purchase.

         EDI will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

         No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares of a Fund.

                                      2-33

                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

                                      2-34

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

                                      2-35

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 30% in 2002 and slightly lesser in subsequent years on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

                                      2-36

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

1. ability to provide the best net financial result to the Fund;
2. efficiency in handling trades;
3. ability to trade large blocks of securities;
4. readiness to handle difficult trades;
5. financial strength and stability; and
6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, Inc., an affiliate of the Fund's investment advisor. Pursuant to
Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         Wachovia Securities, Inc., an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, Inc., is a wholly owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

                                      2-37

                                 ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services. Notwithstanding anything to the contrary set forth herein, the Financial Guaranty Agreement executed in connection with the

                                      2-38

Insurance Policy obtained by the Fund prescribes the manner in which the Fund must be managed during the Guarantee Period. Therefore, the Financial Guaranty Agreement could limit the investment advisor's ability to alter management of the Fund during the Guarantee Period in response to changing market conditions.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund by Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among itself and the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund's investment advisor and manages a portion of the Fund's

                                      2-39
portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Marsico Capital Management, LLC also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Russell A. Salton, III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended February 28, 2002, the Executive Committee held ten committee meetings. The Executive Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC and OFFITBANK Fund Advisors. Nominations by shareholders will not be considered. The Trustees will consider such nominations at the next regularly scheduled Board meeting.

         The Trust has an Audit Committee which consists of the Chairman of the Committee, K. Dun Gifford, Charles A. Austin, III, Gerald M. McDonnell, David M. Richardson and Richard Shima, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended February 28, 2002, the Audit Committee held four committee meetings.

         The Trust has a Performance Committee which consists of the Chairman of the Committee, Russell A. Salton, III, Thomas L. McVerry, Dr. Leroy Keith, William W. Pettit and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC, OFFITBANK Fund Advisors and any sub-advisors to the Evergreen funds, reviews the performance of the other service providers to the Evergreen funds, and assesses the performance of the Evergreen funds. For the fiscal year ended February 28, 2002, the Performance Committee held four committee meetings.

                                      2-40

         Set forth below are the Trustees of each of the nine Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Trustees:

Name and Date of Birth/Position with Trust/Beginning Year of Term of Office*/ Principal Occupations for Last Five Years/Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2001 /Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III DOB: 10/23/34/Trustee/1991/
Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./104/None

K. Dun Gifford DOB: 10/23/38/Trustee/1974/
Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./104/None

Leroy Keith, Jr. DOB: 2/14/39/Trustee/1983/
Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products
Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund/104/Trustee

Gerald M. McDonnell DOB: 7/14/39/Trustee/1988/
Sales Manager,  SMI-STEEL - South Carolina  (steel  producer);  Former Sales and

                                      2-41

Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./104/None

Thomas L. McVerry DOB: 8/2/38/Trustee/1993/
Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./104/None

William Walt Pettit DOB: 8/26/55/Trustee/1984/
Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./104/None

David M. Richardson DOB: 9/19/41/Trustee/1982/
President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP
(communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./104/None

Russell A. Salton, III MD DOB: 6/2/47/Trustee/1984/
Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./104/None

Michael S. Scofield DOB: 2/20/43/Trustee/1984/
Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./104/None

Richard J. Shima DOB: 8/11/39/Trustee/1993/
Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc.

                                      2-42

(executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./104/None

Interested Trustee:

Richard K. Wagoner, CFA** DOB: 12/12/37/Trustee/1999/
Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust./104/None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds' investment advisor.

Trustee Ownership of Evergreen funds shares

         Set forth below are the names of the Evergreen funds in which the Trustees are invested, including the dollar range of their investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2001.


---------------------------- ---------------------------------------------- --------------------- --------------------
                                                                                                   Aggregate Dollar

Trustee                                          Fund                         Dollar Range of          Range of
                                                                             Investment in Fund   Investment in Fund
                                                                                                        Complex

---------------------------- ---------------------------------------------- --------------------- --------------------
Austin, Charles A., III*     Evergreen Health Care Fund                     $1-$10,000            $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Technology Fund                      $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Gifford, K. Dun              None
============================ ============================================== ===================== ====================
Keith, Dr. Leroy, Jr.        Evergreen Omega Fund                           $10,001-$50,000       $10,001-$50,000
============================ ============================================== ===================== ====================
McDonnell, Gerald M.*        Evergreen Capital Growth Fund                  $10,001-$50,000       $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Emerging Markets Growth Fund         $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Health Care Fund                     $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Short Duration Income Fund           $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Technology Fund                      $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Value Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
McVerry, Thomas L.*          Evergreen Aggressive Growth Fund               $10,001-$50,000       $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Global Leaders Fund                  $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Growth and Income Fund               $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $1-$10,000
============================ ============================================== ===================== ====================
Pettit, William W.*          Evergreen Emerging Markets Growth Fund         $1-$10,000            $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Global Leaders Fund                  $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Growth and Income Fund               $10,001-$50,000
============================ ============================================== ===================== ====================
Richardson, David M.         Evergreen Equity Index Fund                    $10,001-$50,000       $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================

                                      2-43

============================ ============================================== ===================== ====================
Salton, Dr. Russell A., III* None
============================ ============================================== ===================== ====================
Scofield, Michael S.*        Evergreen Aggressive Growth Fund               $10,001-$50,000       Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Balanced Fund                        $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Equity Index Fund                    $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Intermediate Term Bond Fund          $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Shima, Richard               Evergreen Omega Fund                           $50,001-$100,000      Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Connecticut Municipal Bond Fund      $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Tax Strategic Foundation Fund        $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen International Growth Fund            $10,001-$50,000
============================ ============================================== ===================== ====================
Wagoner, Richard             Evergreen Omega Fund                           $50,001-$100,000      Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Small Cap Value Fund                 Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Small Company Growth Fund            $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Value Fund                           Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Money Market Fund                    Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------

* In addition to the above  investment  amounts,  the Trustee has over  $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation plans.

        Set forth below are the officers of each of the nine Evergreen Trusts.

Name, Address and Date of Birth/Position with Trust/Principal Occupation for Last Five Years

William M. Ennis/301 S. Tryon, 12th Floor Charlotte, NC 28288/DOB: 6/26/60/ President/ President and Chief Executive Officer, Evergreen Investment Company and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A..

Carol Kosel/200 Berkeley Street Boston, MA 02116/DOB: 12/25/63/Treasurer/ Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce/200 Berkeley Street Boston, MA 02116/DOB: 4/20/60/Secretary/ Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt/BISYS 3435 Stelzer Road Columbus, OH 43219-8001/DOB: 6/6/63/Vice President and Assistant Treasurer/ Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft/BISYS 3435 Stelzer Road Columbus, OH 43219-8001/DOB: 1/23/65/Vice President/ Team Leader, Fund Administration, BISYS Fund Services.

                                      2-44

                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

                      COMPARISON OF LONG-TERM BOND RATINGS

     ================= ================ =============== =================================================

     MOODY'S           S&P              FITCH           Credit Quality
     ================= ================ =============== =================================================
     ----------------- ---------------- --------------- -------------------------------------------------
     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
                       D                DDD/DD/D        In Default
     ================= ================ =============== =================================================

                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

                                      2-45

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                                      2-46

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

                                      2-47

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                      2-48

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                                      2-49

                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                                      2-50

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                                      2-51

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                      2-52

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

                                      2-53

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.
                                      2-54

                         SEMI-ANNUAL REPORT OF GMO FUND

GMO Pelican Fund
(A Series of GMO Trust)
Semi-Annual Report
August 31, 2002

        GMO Pelican Fund
        (A Series of GMO Trust)
        Schedule of Investments

        (showing percentage of total net assets)

        August 31, 2002 (Unaudited)

               Shares                 Description                                                       Value ($)
     -----------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------

                                      COMMON STOCKS -- 97.8%

                                      Auto & Transportation -- 1.7%

                      31,800          AMR Corp                                                 *\\\           324,042
                      25,500          General Motors Corp                                                   1,220,430
                                                                                                    ------------------
                                                                                                            1,544,472

                                                                                                    ------------------
                                                                                                    ------------------

                                      Consumer Discretionary -- 5.3%

                       9,000          Estee Lauder Cos Inc                                                    269,550
                      56,700          Federated Department Stores Inc                          *\\\         2,035,530
                      59,000          Fox Entertainment Group Inc, Class A                     *\\\         1,317,470
                      21,700          Hilton Hotels Corp                                                      249,767
                      14,600          Kimberly-Clark Corp                                                     873,664
                                                                                                    ------------------
                                                                                                            4,745,981

                                                                                                    ------------------
                                                                                                    ------------------

                                      Consumer Staples -- 8.4%

                      41,500          CVS Corp                                                              1,219,685
                      73,200          Kroger Co                                                *\\\         1,323,456
                      52,800          Philip Morris Cos Inc                                                 2,640,000
                      30,000          Safeway Inc                                              *\\\           774,600
                      91,900          Smithfield Foods Inc                                     *\\\         1,629,387
                                                                                                    ------------------
                                                                                                            7,587,128

                                                                                                    ------------------
                                                                                                    ------------------

                                      Financial Services -- 27.2%

                      52,700          ACE Ltd                                                               1,676,387
                      48,800          Allstate Corp                                                         1,816,336
                      21,500          AON Corp                                                                424,840
                      28,400          Bank of America Corp                                                  1,990,272
                       8,500          Bear Stearns Cos Inc                                                    543,405
                      40,500          Brandywine Realty Trust                                                 916,920
                      51,000          Citigroup Inc                                                         1,670,250
                      76,500          Equity Office Properties Trust, REIT                                  2,132,820
                      26,500          Equity Residential Properties Trust, REIT                               739,880
                      14,300          FleetBoston Financial Corp                                              345,059
                      12,800          Greenpoint Financial Corp                                               652,800
                      36,000          Mack-Cali Realty Corp, REIT                                           1,207,800
                      57,000          Nationwide Financial Service, Class A                                 1,738,500
                      33,000          Simon Property Group Inc, REIT                                        1,174,470
                      66,503          Travelers Property Casualty Corp, Class A                *\\\         1,045,434
                       4,527          Travelers Property Casualty Corp, Class B                *\\\            73,745
                      33,700          Trizec Properties Inc                                                   403,726
                      35,000          US Bancorp                                                              752,150
                      81,000          Wachovia Corp                                                         2,984,850
                      39,500          Washington Mutual Inc                                                 1,493,495
                      14,100          Wells Fargo & Co                                                        735,879
                                                                                                    ------------------
                                                                                                           24,519,018

                                                                                                    ------------------
                                                                                                    ------------------

                                      Health Care -- 7.5%

                      72,500          Bristol Myers Squibb Co                                               1,808,875
                      60,000          Merck & Co Inc                                                        3,031,200
                      82,000          Schering Plough Corp                                                  1,892,560
                                                                                                    ------------------
                                                                                                            6,732,635

                                                                                                    ------------------
                                                                                                    ------------------

                                      Integrated Oils -- 7.3%

                      15,000          Amerada Hess Corp                                                     1,096,500
                      54,000          Conoco Inc                                                            1,325,700
                      24,500          ConocoPhillips                                                        1,288,210
                      97,000          Occidental Petroleum Corp                                             2,880,900
                                                                                                    ------------------
                                                                                                            6,591,310

                                                                                                    ------------------
                                                                                                    ------------------

                                      Materials & Processing -- 10.2%

                      83,500          Cabot Corp                                                            1,990,640
                      30,000          Engelhard Corp                                                          784,800
                      56,000          Freeport-McMoran Copper & Gold                           *\\\           917,840
                      71,900          Hercules Inc                                             *\\\           754,950
                      35,000          Olin Corp                                                               665,000
                     101,900          Placer Dome Inc                                                       1,015,943
                      44,400          Sealed Air Corp                                          *\\\           687,756
                      75,100          Willis Group Holdings Ltd                                *\\\         2,364,899
                                                                                                    ------------------
                                                                                                            9,181,828

                                                                                                    ------------------
                                                                                                    ------------------

                                      Other -- 4.0%

                      19,200          FMC Corp                                                 *\\\           543,552
                      16,500          Hewitt Associates Inc                                    *\\\           464,970
                      87,500          Honeywell International Inc                                           2,620,625
                                                                                                    ------------------
                                                                                                            3,629,147

                                                                                                    ------------------
                                                                                                    ------------------

                                      Other Energy -- 1.3%

                      15,500          Anadarko Petroleum Corp                                                 691,920
                      14,500          Valero Energy Corp                                                      470,815
                                                                                                    ------------------
                                                                                                            1,162,735

                                                                                                    ------------------
                                                                                                    ------------------

                                      Producer Durables -- 3.4%

                      72,500          Clayton Homes Inc                                                       962,075
                      19,500          Horton (DR) Inc                                                         404,820
                       9,000          Lennar Corp                                                             475,200
                      28,800          Pitney Bowes Inc                                                      1,044,000
                       8,500          Toll Brothers Inc                                        *\\\           212,500
                                                                                                    ------------------
                                                                                                            3,098,595

                                                                                                    ------------------
                                                                                                    ------------------

                                      Technology -- 5.4%

                      43,000          Avnet Inc                                                               665,640
                      17,000          Electronic Data Systems Corp                                            684,420
                      50,800          Hewlett Packard Co                                                      682,244
                     170,500          Oracle Corp                                              *\\\         1,635,095
                      13,000          Raytheon Co                                                             455,000
                      54,500          Vishay Intertechnology Inc                               *\\\           780,440
                                                                                                    ------------------
                                                                                                            4,902,839

                                                                                                    ------------------
                                                                                                    ------------------

                                      U.S. Government Agency -- 5.5%

                      43,000          Fannie Mae                                                            3,258,540
                      26,700          Freddie Mac                                                           1,711,470
                                                                                                    ------------------
                                                                                                            4,970,010

                                                                                                    ------------------
                                                                                                    ------------------

                                      Utilities -- 10.6%

                     100,400          Bellsouth Corp                                                        2,341,328
                      38,600          Questar Corp                                                            962,684
                     248,500          Qwest Communications International Inc                   *\\\           807,625
                      28,200          TXU Corp                                                              1,363,752
                     105,900          Verizon Communications Inc                                            3,282,900
                      78,300          Xcel Energy Inc                                                         756,378
                                                                                                    ------------------
                                                                                                            9,514,667

                                                                                                    ------------------
                                                                                                    ------------------

                                      TOTAL COMMON STOCKS (COST $95,943,054)                               88,180,365
                                                                                                    ------------------
                                                                                                    ------------------

           Par Value ($)              Description                                                       Value ($)
     -----------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------

                                      SHORT-TERM INVESTMENTS -- 2.7%

                                      Repurchase Agreement -- 2.7%

      $            2,480,000          State Street Bank & Trust Co. Repurchase Agreement, dated
                                      8/30/02, due 9/03/02, with a maturity value of 2,480,138 and an effective yield of 0.50%, collateralized by a U.S.
                                      Treasury Obligation with a rate of 8.87%, maturity date of
                                      2/15/19 and market value, including accrued interest of               2,480,000
                                      $2,530,250.
                                                                                                    ------------------

                                      TOTAL SHORT-TERM INVESTMENTS (COST $2,480,000)
                                                                                                            2,480,000

                                                                                                    ------------------
                                                                                                    ------------------

                                      TOTAL INVESTMENTS -- 100.5%

                                      (Cost $98,423,054)                                                   90,660,365

                                      Other Assets and Liabilities (net) -- (0.5%)                          (473,923)
                                                                                                    ------------------
                                                                                                    ------------------

                                      TOTAL NET ASSETS -- 100.0%                                          $90,186,442
                                                                                                    ==================
                                                                                                    ==================

                      Notes to the Schedule of Investments:

                      REIT - Real Estate Investment Trust *
                         Non-income producing security.

                     See accompanying notes to the financial statements.

GMO Pelican Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- August 31, 2002 (Unaudited)

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

Assets:

Investments, at value (cost $98,423,054) (Note 1)                                  $     90,660,365
Cash                                                                                          2,144
Receivable for Fund shares sold                                                               1,000
Dividends and interest receivable                                                           135,674
Receivable for expenses reimbursed by Manager (Note                                          20,057
2)

                                                                                   -----------------
                                                                                   -----------------
Total assets                                                                             90,819,240
                                                                                   -----------------
                                                                                   -----------------

Liabilities:

Payable for Fund shares repurchased 543,309 Payable to affiliate for (Note 2):

     Management fee                                                                          56,904
     Accrued expenses                                                                        32,585
                                                                                   -----------------
                                                                                   -----------------
Total liabilities                                                                           632,798
                                                                                   -----------------
                                                                                   -----------------
Net assets                                                                         $     90,186,442
                                                                                   =================
                                                                                   =================

Net assets consist of:

Paid-in capital                                                                    $     99,845,062
Accumulated undistributed net investment income                                             222,599
Accumulated net realized loss                                                           (2,118,530)
Net unrealized depreciation                                                             (7,762,689)
                                                                                   -----------------
                                                                                   -----------------
                                                                                   $     90,186,442

                                                                                   =================
                                                                                   =================

Shares outstanding                                                                       10,471,004
                                                                                   =================
                                                                                   =================

Net asset value per share                                                          $           8.61
                                                                                   =================


                        See accompanying notes to the financial statements.

GMO Pelican Fund
(A Series of GMO Trust)

Statement of Operations -- Six Months Ended August 31, 2002 (Unaudited)

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

Investment Income:

Dividends (net of withholding taxes of $764)                                       $      1,094,597
Interest                                                                                     15,651
                                                                                   -----------------
                                                                                   -----------------
Total income                                                                              1,110,248
                                                                                   -----------------
                                                                                   -----------------

Expenses:

Management fee (Note 2)                                                                     396,500
Transfer agent fees                                                                          42,596
Custodian fees                                                                               38,916
Audit fees                                                                                   18,952
Registration fees                                                                             8,556
Legal fees                                                                                    2,158
Trustees fees (Note 2)                                                                        1,154
Miscellaneous                                                                                 2,300
Fees reimbursed by Manager (Note 2)                                                       (113,436)
                                                                                   -----------------
                                                                                   -----------------
Net expenses                                                                                397,696
                                                                                   -----------------
                                                                                   -----------------
Net investment income                                                                       712,552
                                                                                   -----------------
                                                                                   -----------------

Realized and unrealized loss:
Net realized loss on:
Investments                                                                             (1,016,103)
Change in net unrealized appreciation (depreciation)
on:
Investments                                                                            (15,763,196)
Net realized and unrealized loss                                                       (16,779,299)
                                                                                   -----------------
                                                                                   -----------------
Net decrease in net assets resulting from operations

                                                                                   $   (16,066,747)

                                                                                   =================
                                                                                   =================




                        See accompanying notes to the financial statements.

GMO Pelican Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Six Months Ended

                                                              August 31, 2002                            Year Ended
                                                                (Unaudited)                          February 28, 2002
                                                   -----------------------------------      ----------------------------------
                                                   -----------------------------------      ----------------------------------
Increase (decrease) in net assets:
Operations:
Net investment income                                $              712,552                  $             2,296,627
Net realized gain (loss)                                                  (1,016,103)                     6,723,940
Change in net unrealized appreciation (depreciation)                    (15,763,196)                     (6,915,483)
                                                       -------------------------------      ----------------------------------
                                                       -------------------------------      ----------------------------------
Net increase (decrease) in net assets from operations                   (16,066,747)                      2,105,084
                                                       -------------------------------      ----------------------------------
                                                   -----------------------------------      ----------------------------------

Distributions to shareholders from:
Net investment income                                              (892,993)                             (2,074,342)
Net realized gains                                              (6,011,758)                              (6,043,272)
                                                   -----------------------------------      ----------------------------------
                                                   -----------------------------------      ----------------------------------

                                                                (6,904,751)                              (8,117,614)
                                                   -----------------------------------      ----------------------------------
                                                   -----------------------------------      ----------------------------------
Fund share transactions: (Note 5)
Proceeds from sale of shares                                      4,896,306                              14,946,591
Net asset value of shares issued to shareholders in               6,781,266                               7,889,110
payment of distributions declared
Cost of shares repurchased                                      (12,818,963)                            (18,590,852)
                                                   -----------------------------------      ----------------------------------
                                                       -------------------------------      ----------------------------------
Net increase (decrease) in net assets resulting from
Fund share transactions                                         (1,141,391)                              4,244,849
                                                       -------------------------------      ----------------------------------
                                                   -----------------------------------      ----------------------------------

Total decrease in net assets                                    (24,112,889)                            (1,767,681)


Net assets:

Beginning of period                                             114,299,331                             116,067,012
                                                   -----------------------------------         -------------------------------
                                                   -----------------------------------         -------------------------------
End of period (including accumulated               $              90,186,442                $           114,299,331
undistributed net investment income of $222,599
and $403,040, respectively)
                                                   ===================================      ==================================
                                                   ===================================      ==================================



                See  accompanying  notes to the financial statements.

    GMO Pelican Fund
    (A Series of GMO Trust)

    Financial Highlights

    (For a  share outstanding throughout each period)

    --------------------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------------------
                                                                              Six Months Ended

                                                                              August 31, 2002       Year Ended February 28/29,
                                                                                                 --------------------------------
                                                                                                 --------------------------------
                                                                            (Unaudited)             2002        b       2001

                                                                         -------------------     ------------------  --------------
                                                                         -------------------     ------------------  --------------


    Net asset value, beginning of period                                      $      10.83        $      11.37       $   11.15
                                                                         -------------------     ------------------  --------------
                                                                         -------------------     ------------------  --------------
    Income from investment operations:

         Net investment income                                                         0.07               0.22            0.28
         Net realized and unrealized gain (loss)                                     (1.60)               0.03 c          2.68
                                                                         -------------------     ------------------  --------------
                                                                         -------------------     ------------------  --------------
              Total from investment operations                                       (1.53)               0.25            2.96
                                                                         -------------------     ------------------  --------------
                                                                         -------------------     ------------------  --------------
    Less distributions to shareholders:
         From net investment income                                                  (0.09)              (0.20)          (0.29)
         From net realized gains                                                     (0.60)              (0.59)          (2.45)
                                                                         -------------------     ------------------   -------------
                                                                         -------------------     ------------------   -------------
              Total distributions                                                    (0.69)              (0.79)          (2.74)
                                                                         -------------------     ------------------   -------------
                                                                         -------------------     ------------------   -------------
    Net asset value, end of period                                              $      8.61         $    10.83       $   11.37
                                                                         ===================     ==================   =============
                                                                         ===================     ==================   =============
    Total Return                                                 a                 (14.60)% **                 2.17 %    28.99 %
    Ratios/Supplemental Data:
         Net assets, end of period (000's)                                     $     90,186              $    114,299  $  116,067
         Net expenses to average daily net assets                                    0.75 % *                  0.75 %      0.75 %
         Net investment income to average daily net assets                           1.35 % *                  1.97 %      2.34 %
         Portfolio turnover rate                                                        31%                       72%        36%
         Fees and expenses reimbursed by the Manager
              to average daily net assets                                             0.21%                     0.19%      0.18%



  ----------------------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended February 28/29,

                                                                               2000                    1999                 1998

                                                                         -------------------    ------------------      ------------
                                                                         -------------------    ------------------      ------------


    Net asset value, beginning of period                                     $   15.73             $   17.78           $   16.31
                                                                         -------------------    ------------------      ------------
                                                                         -------------------    ------------------      ------------
    Income from investment operations:

         Net investment income                                                   0.30                0.30                  0.32
         Net realized and unrealized gain (loss)                                (0.78)               0.43                  4.13
                                                                            ---------------     ---------------         ------------
                                                                         -------------------    ------------------      ------------
              Total from investment operations                                  (0.48)               0.73                  4.45
                                                                         -------------------    ------------------      ------------
                                                                         -------------------    ------------------      ------------
    Less distributions to shareholders:
         From net investment income                                             (0.36)              (0.31)                (0.40)
         From net realized gains                                                (3.74)              (2.47)                (2.58)
                                                                         -------------------    ------------------      ------------
                                                                         -------------------    ------------------      ------------
              Total distributions                                               (4.10)              (2.78)                (2.98)
                                                                         -------------------    ------------------      ------------
                                                                         -------------------    ------------------      ------------
    Net asset value, end of period                                              $   11.15           $   15.73           $ 17.78
                                                                            ===============     ===============     ===============
                                                                            ===============     ===============     ===============
    Total Return                                                 a                (5.80)%              3.89 %             28.97 %
    Ratios/Supplemental Data:
         Net assets, end of period (000's)                                      $  117,033          $  223,937          $  236,286
         Net expenses to average daily net assets                                    0.93 %              0.95 %              0.95 %
         Net investment income to average daily net assets                           1.79 %              1.68 %              1.77 %
         Portfolio turnover rate                                                        32%                 34%                 28%
         Fees and expenses reimbursed by the Manager
              to average daily net assets                                             0.09%               0.06%               0.05%




  a The total return would have been lower had certain expenses not been waived during the period shown. b Effective March 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment

         Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended Febuary 28, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets from 2.13% to 1.97%. Per share, ratios and supplemental data for periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

    c The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the year ended Feburary 28, 2002 due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

    *    Annualized.
    **   Not Annualized.


See accompanying notes to the financial statements.

GMO Pelican Fund
(A Series of GMO Trust)

Notes to Financial Statements

August 31, 2002 (Unaudited)

1.   Significant accounting policies

     The Pelican Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC ("the Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks long-term growth of capital primarily through investment in equity securities. The Fund's benchmark is the Standard & Poor's 500 Index.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Portfolio valuation

     Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term debt obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

     Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

     Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

     Foreign currency translation

     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     Options

     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At August 31, 2002 there were no open written option contracts.

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At August 31, 2002 there were no open purchased option contracts.

     Futures contracts

     The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. At August 31, 2002 there were no open futures contracts.

      Repurchase agreements

     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

     Taxes and Distributions

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

     The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

     Security transactions and related investment income

     Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

     Expenses

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2.   Management fee and other transactions with affiliates

     GMO earns a management fee paid monthly at the annual rate of .75% of average daily net assets. GMO has entered into a binding agreement effective until June 30, 2003 to reimburse the Fund for the Fund's total annual operating expenses (excluding shareholder service fees and the following expenses: fees and expenses of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes ("fund expenses")) exceed .75% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the six months ended August 31, 2002, was $1,154. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   Purchases and sales of securities

     Cost  of  purchases  and  proceeds  from  sale  of  securities,   excluding
     short-term  investments,   for  the  six  months  ended  August  31,  2002,
     aggregated $31,451,202 and $31,709,395, respectively.

     At August 31, 2002, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                                           Gross Unrealized                Gross Unrealized               Net Unrealized
            Aggregate Cost                   Appreciation                    Depreciation                  Depreciation
     ----------------------------      --------------------------      -------------------------       ---------------------
             $98,423,054                      $7,081,451                    $(14,844,140)                  $(7,762,689)


4.   Principal shareholders

     At August 31, 2002, 74.6% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

5.       Share transactions

     The Declaration of Trust premits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                              Six Months Ended                                  Year Ended
                                         August 31, 2002 (Unaudited)                         February 28, 2002

                                -------------------------------------         ------------------------------------
                                -------------------------------------         ------------------------------------
                                    Shares               Amount                   Shares              Amount
                                ----------------     ----------------         ----------------    ----------------
                                ----------------     ----------------         ----------------    ----------------

   Shares sold                          476,977    $       4,896,306                1,344,982   $      14,946,591
   Shares issued to
         in reinvestment of             731,736            6,781,266                  720,167           7,889,110
   Shares repurchased               (1,292,043)         (12,818,963)              (1,716,773)        (18,590,852)
                                ----------------     ----------------         ----------------    ----------------
                                ----------------     ----------------         ----------------    ----------------
   Net increase                        (83,330)    $     (1,141,391)                  348,376   $       4,244,849
                                ================     ================         ================    ================
                                ================     ================         ================    ================



6.       Subsequent Event

     On August 15, 2002, the Board of Trustees approved an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into Evergreen Large Cap Value Fund, a mutual fund within Evergreen Family of Funds managed by Evergreen Investment Management Company, LLC, subject to the approval of the Fund's shareholders.

                             ANNUAL REPORT OF GMO FUND

PELICAN FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

PELICAN FUND
(A SERIES OF GMO TRUST)
- ------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Pelican Fund returned +2.2% in the year ending February 28, 2002, outperforming the S&P 500's decline of 9.5%. This represents the second consecutive year that we significantly outperformed our benchmark, and perhaps more importantly, delivered positive returns despite a broad decline in the U.S. equity market. Our disciplined approach to valuing companies continued to pay dividends, as investors sought investments that provided good return prospects with lower risk.

THEMES

We constructed the Pelican Fund with several broad themes in mind:

- -Corporate profit growth would not meet the expectations of investors in 2001. Profit margins were at record levels, and it was unreasonable to believe profits would be flat in an economic slowdown. As a result, we favored companies with less dependence on economic growth that met our valuation criteria.

- - We continued to believe future energy prices would be significantly higher than in the past decade due to growing supply constraints, representing a secular change in prices, not just a cyclical one. As a result, the Pelican Fund had an overweighting in energy issues.

- - REITs represented an outstanding total return opportunity; we believed they could continue to grow cash flow, despite economic deceleration. Combined with roughly 8% yields, REITs appeared poised to continue outperforming. The Fund maintained a REIT weighting of between 8% to 10% of the portfolio in 2001.

- - Technology profits would fall further and faster than the market believed, particularly those areas that had depended on the bubble conditions prevalent in prior years. As a result, we continued with our underweighting in technology shares.

PERFORMANCE

Stock selection drove the substantial majority of our outperformance in 2001. We correctly predicted the difficult profit environment, and avoiding economically-sensitive stocks helped us select good issues. As Benjamin Franklin noted, nothing in this world is certain but death and taxes, and our investment in H&R Block proved impervious to the economic downturn. Their business continued to grow quite nicely, and their stock, all but forgotten in prior years, more than doubled in the year ending February 28, 2002. Other less cyclical holdings contributed strong positive performances, including the REIT JP Realty and TXU, an electric utility company.

PELICAN FUND
(A SERIES OF GMO TRUST)
- ------------------------------------------------------------------------------

The biggest negative to stock selection was our premature re-entry into technology issues. With the shares of high-quality companies having declined to what we perceived to be attractive entry points, we believed the shares of companies such as Corning were attractively valued. Continued deterioration in fundamentals, however, caused the stocks to continue falling, and although we believe the shares represent good value, we recognize that we were early.

Sector selection played a lesser role in 2001. Our overweight in REITs provided a significant boost to overall performance; cash flow grew in 2001, as we had correctly predicted, and yields became important to other investors. We have further reduced our REIT weighting to 6%; we still believe they represent outstanding total return investments.

Despite our negative bias towards technology issues, we still found opportunities in those names we perceived to be less cyclical. In particular, Electronic Data Systems and IBM both provide technology services, businesses far less cyclical than other areas of technology. Our preference towards these names enabled us to generate positive returns from our technology investments in 2001.

Our energy thesis was a mixed bag in 2001: although we still may be correct on the secular outlook, the rapid decline in cyclical economic conditions pressured energy prices and energy shares. However, even though we did not exactly predict the macro environment for energy shares, our energy holdings added value, as sector selection was neutral and stock selection was positive, and several of our portfolio companies were subsequently acquired.

OUTLOOK

Although we believe economic growth and corporate profit growth will resume this year, we believe expectations about the pace of recovery will not be met. Combined with historically high valuations, we believe a conservative portfolio posture remains appropriate, and we will strive to minimize risk. To that point, we have reduced the number of holdings in the portfolio from approximately 110 to 75. In a difficult environment, fewer companies will deliver superior results, and many of our stocks performed well last year, reducing the number of outstanding undervalued situations. In 2002, stock selection skills will win--an environment that suits us well.

We are encouraged by last year and our continued outperformance this year. We thank you for sticking with us. We are confident that our valuation-based strategies can provide superior results in the future.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


              PELICAN FUND
            AS OF: 2/28/2002              GMO PELICAN         S&P 500          RUSSELL 1000
                  DATE                       FUND              INDEX           VALUE INDEX
29/02/1992                                  10,000.00               10,000.00    10,000.00
31/03/1992                                   9,738.32                9,805.51     9,854.48
30/06/1992                                  10,068.10                9,991.99    10,266.78
30/09/1992                                  10,284.98               10,307.05    10,456.11
31/12/1992                                  10,736.68               10,826.08    11,067.91
31/03/1993                                  11,748.25               11,298.87    12,134.25
30/06/1993                                  12,322.84               11,353.82    12,490.22
30/09/1993                                  12,771.19               11,647.24    13,105.93
31/12/1993                                  12,894.82               11,917.21    13,067.60
31/03/1994                                  12,569.19               11,465.27    12,608.36
30/06/1994                                  12,525.68               11,513.55    12,687.38
30/09/1994                                  13,429.10               12,076.46    13,012.84
31/12/1994                                  13,292.49               12,074.57    12,809.43
31/03/1995                                  14,513.71               13,250.24    14,028.33
30/06/1995                                  15,728.65               14,515.09    15,284.08
30/09/1995                                  16,744.70               15,668.61    16,619.73
31/12/1995                                  17,255.79               16,611.92    17,722.61
31/03/1996                                  18,240.77               17,503.46    18,726.06
30/06/1996                                  18,718.66               18,289.09    19,048.64
30/09/1996                                  19,017.08               18,854.49    19,602.37
31/12/1996                                  20,826.47               20,426.06    21,558.09
31/03/1997                                  20,826.47               20,973.57    22,110.61
30/06/1997                                  23,354.17               24,635.21    25,370.19
30/09/1997                                  25,830.99               26,480.40    27,897.02
31/12/1997                                  26,352.62               27,240.86    29,143.09
31/03/1998                                  28,860.17               31,040.76    32,540.49
30/06/1998                                  29,061.99               32,065.80    32,685.98
30/09/1998                                  26,037.63               28,876.19    28,899.44
31/12/1998                                  29,426.93               35,025.92    33,697.87
31/03/1999                                  29,298.91               36,771.04    34,180.54
30/06/1999                                  32,303.67               39,362.76    38,035.35
30/09/1999                                  29,391.82               36,904.79    34,309.11
31/12/1999                                  30,240.50               42,395.91    36,173.90
31/03/2000                                  29,949.03               43,368.01    36,346.38
30/06/2000                                  30,019.79               42,216.14    34,643.29
30/09/2000                                  31,787.95               41,807.20    37,367.44
31/12/2000                                  33,827.59               38,536.02    38,711.51
31/03/2001                                  34,227.01               33,967.40    36,444.26
30/06/2001                                  36,321.92               35,955.35    38,222.54
30/09/2001                                  34,228.81               30,677.76    34,037.74
31/12/2001                                  36,780.45               33,955.71    36,547.52
28/02/2002                                  35,692.86               32,815.18    36,324.55
Average Annual Returns (%)
Inception
1yr                                               5yr  10 Year/Inception Date
2.17                                             10.7                   13.57
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Each performance figure assumes purchase
at the beginning and redemption at the
end of the stated period. Past
performance is not indicative of future
performance. Information is unaudited.

PELICAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

       SHARES              DESCRIPTION                                                        VALUE ($)
- ------------------------------------------------------------------------------------------------------------
                           COMMON STOCKS -- 92.1%
                           CONSUMER DISCRETIONARY -- 5.6%
               30,000      Block (H&R) Inc                                                         1,513,500
               23,500      Champion Enterprises Inc*                                                 207,505
               67,200      Federated Department Stores*                                            2,816,352
               41,000      Ford Motor Co                                                             610,080
               23,000      General Motors Corp                                                     1,218,540
                                                                                         -------------------
                                                                                                   6,365,977
                                                                                         -------------------
                           CONSUMER STAPLES -- 8.5%
               41,500      CVS Corp                                                                1,133,780
               29,600      Kimberly-Clark Corp                                                     1,852,960
               81,000      Kroger Co*                                                              1,794,150
               14,000      Loews Corp -- Carolina Group*                                             416,500
               26,000      Philip Morris Cos Inc                                                   1,369,160
               35,500      Safeway Inc*                                                            1,525,790
               63,600      Smithfield Foods Inc*                                                   1,570,920
                                                                                         -------------------
                                                                                                   9,663,260
                                                                                         -------------------
                           ENERGY -- 11.9%
               10,000      Amerada Hess Corp                                                         692,700
               27,500      Anadarko Petroleum Corp                                                 1,432,750
               13,475      ChevronTexaco Corp                                                      1,137,829
               67,500      Conoco Inc                                                              1,867,050
               12,500      Core Laboratories*                                                        153,125
               61,500      Marathon Oil Corp                                                       1,691,250
              101,000      Occidental Petroleum Corp                                               2,710,840
               35,000      Phillips Petroleum Co                                                   2,068,850
               35,500      Unocal Corp                                                             1,275,515
               14,500      Valero Energy Corp                                                        621,035
                                                                                         -------------------
                                                                                                  13,650,944
                                                                                         -------------------
                           FINANCIALS -- 27.9%
               33,000      ACE Ltd                                                                 1,448,700
               42,000      Allstate Corp                                                           1,470,840
               24,500      Aon Corp                                                                  848,435
               27,600      Bank of America Corp                                                    1,765,020
               60,000      Brandywine Realty Trust - REIT                                          1,356,000
               51,000      Citigroup Inc                                                           2,307,750

              See accompanying notes to the financial statements.              1

PELICAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS  -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

       SHARES              DESCRIPTION                                                        VALUE ($)
- ------------------------------------------------------------------------------------------------------------
                           FINANCIALS -- CONTINUED
               72,500      Clayton Homes Inc                                                       1,102,000
               79,500      Equity Office Properties Trust -- REIT                                  2,281,650
               34,000      Equity Residential Properties Trust -- REIT                               916,300
               47,500      Fannie Mae                                                              3,716,875
               50,000      FleetBoston Financial Corp                                              1,669,000
               26,700      Freddie Mac                                                             1,701,858
               12,800      Greenpoint Financial Corp                                                 563,200
               30,000      Mack-Cali Realty Corp -- REIT                                             943,500
               29,000      Nationwide Financial Service                                            1,173,920
               36,000      Simon Property Group Inc                                                1,108,080
               35,000      U.S. Bancorp                                                              729,750
               86,000      Wachovia Corp                                                           2,857,780
               39,500      Washington Mutual Inc                                                   1,284,935
               20,000      Wells Fargo Co                                                            938,000
               63,100      Willis Group Holdings Ltd*                                              1,703,069
                                                                                         -------------------
                                                                                                  31,886,662
                                                                                         -------------------
                           HEALTH CARE -- 7.9%
               13,500      Abbott Laboratories                                                       763,425
               12,500      Aetna Inc                                                                 438,250
               20,000      Becton Dickinson & Co                                                     733,800
               15,000      Bristol-Myers Squibb Co                                                   705,000
               62,000      Merck & Co Inc                                                          3,802,460
               74,500      Schering-Plough Corp                                                    2,569,505
                                                                                         -------------------
                                                                                                   9,012,440
                                                                                         -------------------
                           INDUSTRIALS -- 10.2%
               33,500      AMR Corp*                                                                 874,350
               30,000      Engelhard Corp                                                            863,100
               16,500      FMC Corp*                                                                 622,875
               71,900      Hercules Inc*                                                             898,750
               75,500      Honeywell International Inc                                             2,878,060
               23,000      Lockheed Martin Corp                                                    1,297,430
               50,000      Pall Corp                                                                 976,000
               22,000      Pitney Bowes Inc                                                          917,840
               45,000      R. R. Donnelley & Sons Co                                               1,287,450
               40,000      Waste Management Inc                                                    1,052,400
                                                                                         -------------------
                                                                                                  11,668,255
                                                                                         -------------------

              See accompanying notes to the financial statements.
2

PELICAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS  -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

       SHARES              DESCRIPTION                                                        VALUE ($)
- ------------------------------------------------------------------------------------------------------------
                           INFORMATION TECHNOLOGY -- 6.1%
               50,000      Avnet Inc                                                               1,313,000
               26,000      BMC Software Inc*                                                         417,300
              125,000      Compaq Computer Corp                                                    1,267,500
              119,000      Corning Inc                                                               800,870
              188,500      Oracle Corp*                                                            3,132,870
                                                                                         -------------------
                                                                                                   6,931,540
                                                                                         -------------------
                           MATERIALS -- 2.1%
               13,500      International Flavors & Fragrances                                        465,075
                8,000      International Paper Co                                                    350,000
               35,000      Olin Corp                                                                 591,150
                5,500      Placer Dome Inc                                                            63,910
               54,500      Vishay Intertechnology Inc*                                               965,195
                                                                                         -------------------
                                                                                                   2,435,330
                                                                                         -------------------
                           TELECOMMUNICATION SERVICES -- 8.0%
              246,000      Qwest Communications International Inc                                  2,140,200
              108,000      Sprint Corp (FON Group)                                                 1,521,720
               99,000      Verizon Communications                                                  4,633,200
              113,000      WorldCom Inc*                                                             849,760
                                                                                         -------------------
                                                                                                   9,144,880
                                                                                         -------------------
                           UTILITIES -- 3.9%
               25,000      Questar Corp                                                              558,250
               71,800      TXU Corp                                                                3,652,466
               12,500      Xcel Energy Inc                                                           295,625
                                                                                         -------------------
                                                                                                   4,506,341
                                                                                         -------------------

                           TOTAL COMMON STOCKS (COST $97,265,122)                                105,265,629
                                                                                         -------------------

              See accompanying notes to the financial statements.

PELICAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS  -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    PAR VALUE ($)          DESCRIPTION                                                        VALUE ($)
- ------------------------------------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENTS -- 7.6%
                           REPURCHASE AGREEMENT -- 7.6%
$           8,690,000      State Street Bank & Trust Co. Repurchase Agreement,
                           dated 2/28/02, due 3/01/02, with a maturity value of
                           $8,690,181 and an effective yield of 0.75%,
                           collateralized by a U.S. Treasury Obligation with a rate
                           of 12.50%, maturity date of 8/15/14 and market value,
                           including accrued interest of $8,865,106.                               8,690,000
                                                                                         -------------------

                           TOTAL SHORT-TERM INVESTMENTS (COST $8,690,000)                          8,690,000
                                                                                         -------------------
                           TOTAL INVESTMENTS -- 99.7%
                           (Cost $105,955,122)                                                   113,955,629

                           Other Assets and Liabilities -- 0.3%                                      343,702
                                                                                         -------------------
                           TOTAL NET ASSETS -- 100.0%                                    $       114,299,331
                                                                                         ===================

                           NOTES TO THE SCHEDULE OF INVESTMENTS:

REIT -- Real Estate Investment Trust

*                       Non-income producing security.

4             See accompanying notes to the financial statements.

PELICAN FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
- ------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $105,955,122) (Note 1)           $     113,955,629
   Cash                                                                       550
   Dividends and interest receivable                                      191,750
   Receivable for investments sold                                        181,212
   Receivable for Fund shares sold                                        159,340
                                                                -----------------
      Total assets                                                    114,488,481
                                                                -----------------

LIABILITIES:
   Payable for investments purchased                                       37,359
   Payable for Fund shares repurchased                                     56,299
   Payable to affiliate for management fee (Note 2)                        42,031
   Accrued expenses                                                        53,461
                                                                -----------------
      Total liabilities                                                   189,150
                                                                -----------------
NET ASSETS (equivalent to $10.83 per share based on
  10,554,334 shares outstanding, unlimited shares
   authorized)                                                  $     114,299,331
                                                                =================

NET ASSETS CONSIST OF:
   Paid-in capital                                              $     100,986,453
   Undistributed net investment income                                    403,040
   Accumulated undistributed net realized gain                          4,909,331
   Net unrealized appreciation                                          8,000,507
                                                                -----------------
NET ASSETS                                                      $     114,299,331
                                                                =================

              See accompanying notes to the financial statements.              5

PELICAN FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
- ------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $9,213)               $     2,467,456
   Interest                                                             703,530
                                                                ---------------
      Total income                                                    3,170,986
                                                                ---------------
EXPENSES:
   Management fee (Note 2)                                              872,941
   Transfer agent fees                                                   88,972
   Custodian fees                                                        59,900
   Audit fees                                                            43,380
   Registration fees                                                     16,473
   Legal fees                                                             5,228
   Trustees fees (Note 2)                                                 1,460
   Miscellaneous                                                          7,462
                                                                ---------------
      Total expenses                                                  1,095,816
      Less: expenses reimbursed by Manager (Note 2)                    (221,457)
                                                                ---------------
      Net expenses                                                      874,359
                                                                ---------------
            Net investment income                                     2,296,627
                                                                ---------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                     6,724,758
      Foreign currency and foreign currency related
      transactions                                                         (818)
                                                                ---------------

         Net realized gain                                            6,723,940
                                                                ---------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                    (6,915,998)
      Foreign currency and foreign currency related
      transactions                                                          515
                                                                ---------------
      Net unrealized loss                                            (6,915,483)
                                                                ---------------
      Net realized and unrealized loss                                 (191,543)
                                                                ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $     2,105,084
                                                                ===============

6             See accompanying notes to the financial statements.

PELICAN FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
- ------------------------------------------------------------------------------

                                                                   YEAR ENDED           YEAR ENDED
                                                                FEBRUARY 28, 2002    FEBRUARY 28, 2001
                                                                -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                          $  2,296,627         $  2,799,922
   Net realized gain                                                 6,723,940           16,084,523
   Change in net unrealized appreciation (depreciation)             (6,915,483)          11,689,212
                                                                  ------------         ------------
   Net increase in net assets resulting from operations              2,105,084           30,573,657
                                                                  ------------         ------------
Distributions to shareholders from:
   Net investment income                                            (2,074,342)          (2,869,392)
   Net realized gains                                               (6,043,272)         (23,968,535)
                                                                  ------------         ------------
                                                                    (8,117,614)         (26,837,927)
                                                                  ------------         ------------
Fund share transactions: (Note 5)
   Proceeds from sale of shares                                     14,946,591           11,346,615
   Net asset value of shares issued to shareholders in
    payment of distributions declared                                7,889,110           25,921,416
   Cost of shares repurchased                                      (18,590,852)         (41,969,461)
                                                                  ------------         ------------
   Net increase (decrease) in net assets resulting from Fund
    share transactions                                               4,244,849           (4,701,430)
                                                                  ------------         ------------
      Total decrease in net assets                                  (1,767,681)            (965,700)
NET ASSETS:
   Beginning of period                                             116,067,012          117,032,712
                                                                  ------------         ------------
   End of period (including undistributed net investment
    income of $403,040 and $176,315, respectively)                $114,299,331         $116,067,012
                                                                  ============         ============

              See accompanying notes to the financial statements.              7

PELICAN FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
- ------------------------------------------------------------------------------

                                                                YEAR ENDED FEBRUARY 28/29,
                                                 --------------------------------------------------------
                                                 2002(B)       2001        2000        1999        1998
                                                 --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD             $  11.37    $  11.15    $  15.73    $  17.78    $  16.31
                                                 --------    --------    --------    --------    --------

Income from investment operations:
   Net investment income                             0.22        0.28        0.30        0.30        0.32
   Net realized and unrealized gain (loss)           0.03(c)     2.68       (0.78)       0.43        4.13
                                                 --------    --------    --------    --------    --------

      Total from investment operations               0.25        2.96       (0.48)       0.73        4.45
                                                 --------    --------    --------    --------    --------

Less distributions to shareholders:
   From net investment income                       (0.20)      (0.29)      (0.36)      (0.31)      (0.40)
   From net realized gains                          (0.59)      (2.45)      (3.74)      (2.47)      (2.58)
                                                 --------    --------    --------    --------    --------

      Total distributions                           (0.79)      (2.74)      (4.10)      (2.78)      (2.98)
                                                 --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                   $  10.83    $  11.37    $  11.15    $  15.73    $  17.78
                                                 ========    ========    ========    ========    ========
TOTAL RETURN(a)                                      2.17%      28.99%      (5.80)%      3.89%      28.97%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)             $114,299    $116,067    $117,033    $223,937    $236,286
   Net expenses to average daily net assets          0.75%       0.75%       0.93%       0.95%       0.95%
   Net investment income to average daily net
     assets                                          1.97%       2.34%       1.79%       1.68%       1.77%
   Portfolio turnover rate                             72%         36%         32%         34%         28%
   Fees and expenses reimbursed by the
     Manager to average daily net assets             0.19%       0.18%       0.09%       0.06%        .05%

(a)                     The total returns would have been lower had certain expenses not been waived during the periods shown.
(b)                     Effective March 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment
                        Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended
                        February 28, 2002 was to 0.01 decrease net investment income per share by $0.02, increase net realized and unrealized
                        gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets from 2.13% to
                        1.97%. Per share, ratios and supplemental data for periods prior to March 1, 2001 have not been restated to reflect
                        this change in presentation.
(c)                     The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss)
                        on investments for the year ended February 28, 2002 due to the timing of purchases and redemptions of Fund shares in
                        relation to fluctuating market values of the investments of the Fund.

8             See accompanying notes to the financial statements.

PELICAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
- ------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      The Pelican Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC ("the Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term growth of capital primarily through investment in equity securities. The Fund's benchmark is the Standard & Poor's 500 Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      CHANGE IN ACCOUNTING PRINCIPLE
      Effective March 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to March 1, 2001, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of March 1, 2001, based on securities held by the Fund as of that date:

               Net Unrealized           Accumulated Undistributed
         Appreciation/(Depreciation)      Net Investment Income
         ---------------------------    -------------------------
                  $746,190                      $(746,190)

      The effect of this change for the year ended February 28, 2002 was to decrease net investment income by $182,137 and increase net realized gain/loss by $182,137. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

PELICAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
- ------------------------------------------------------------------------------

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term debt obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability

PELICAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
- ------------------------------------------------------------------------------
      and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002 there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2002 there were no open purchased option contracts.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. At February 28, 2002 there were no open futures contracts.

PELICAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $3,142,737 and long-term capital gains -- $4,974,877.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $403,040 and $6,009,339 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

PELICAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
- ------------------------------------------------------------------------------
      the Fund and is primarily attributable to the classifications of distributions from REIT securities and differing treatments for amortization of premiums and discounts on debt securities. The financial highlights exclude these adjustments.

         Accumulated Undistributed    Accumulated Undistributed
           Net Investment Income          Net Realized Gain
         -------------------------    -------------------------
                 $750,630                     $(750,630)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .75% of average daily net assets. GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), fees and expenses of the independent trustees of the Trust, and extraordinary expenses) exceed .75% of average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002, was $1,460. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

PELICAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
- ------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2002, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                       Purchases      Proceeds
                                                                      -----------    -----------
         U.S. Government securities                                   $        --    $ 8,283,555
         Investments (non-U.S. Government securities)                  79,229,685     78,899,681

      At February 28, 2002, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                           Gross Unrealized    Gross Unrealized    Net Unrealized
         Aggregate Cost      Appreciation        Depreciation       Appreciation
         --------------    ----------------    ----------------    --------------
          $107,055,130       $11,426,432          $4,525,933         $6,900,499

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 73.1% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended            Year Ended
                                                            February 28, 2002     February 28, 2001
                                                            ------------------    ------------------
         Shares sold                                             1,344,982               962,212
         Shares issued to shareholders in reinvestment
           of distributions                                        720,167             2,352,209
         Shares repurchased                                     (1,716,773)           (3,602,029)
                                                                ----------            ----------
         Net increase (decrease)                                   348,376              (287,608)
         Fund shares:
           Beginning of period                                  10,205,958            10,493,566
                                                                ----------            ----------
           End of period                                        10,554,334            10,205,958
                                                                ==========            ==========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
PELICAN FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pelican Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

PELICAN FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION -- (UNAUDITED)
FEBRUARY 28, 2002
- ------------------------------------------------------------------------------

      For the fiscal year ended February 28, 2002, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 61.28% distributions as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                              Number of
                                                                            Portfolios in
                                           Term of          Principal           Fund
                                        Office(1) and     Occupation(s)        Complex           Other
   Name, Address,       Position(s)       Length of        During Past        Overseen       Directorships
       and Age         Held with Fund    Time Served        Five Years       by Trustee     Held by Trustee
- ---------------------  --------------   -------------   ------------------  -------------   ---------------

Jay O. Light           Trustee of the   Since May       Professor of             38         Security
c/o GMO Trust          Trust            1996            Business                            Capital Group,
40 Rowes Wharf                                          Administraion,                      Inc
Boston, MA 02110                                        Harvard
Age: 60                                                 University; Senior
                                                        Associate Dean,
                                                        Harvard University

Donald W. Glazer,      Trustee of the   Since           Advisory Counsel,        38
Esq.                   Trust            December 2000   Goodwin Procter
c/o GMO Trust                                           LLP; Secretary and
40 Rowes Wharf                                          Consultant,
Boston, MA 02110                                        Provant, Inc.
Age: 57                                                 (1998 - present);
                                                        Consultant --
                                                        Business and Law.

1                       Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                              Number of
                                                                            Portfolios in
                                           Term of          Principal           Fund
                                        Office(1) and     Occupation(s)        Complex           Other
   Name, Address,       Position(s)       Length of      During Past Five     Overseen       Directorships
       and Age         Held with Fund    Time Served          Years          by Trustee     Held by Trustee
- ---------------------  --------------   -------------   ------------------  -------------   ---------------

R. Jeremy Grantham(2)  President-       Since           Member, Grantham,        38
c/o GMO Trust          Quantitative     September       Mayo, Van
40 Rowes Wharf         and Chairman     1985            Otterloo & Co. LLC
Boston, MA 02110       of the
Age: 63                Trustees of
                       the Trust

1                       Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2                       Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by
                        the 1940 Act.

PRINCIPAL OFFICERS:

                                           Term of          Principal
                                        Office(3) and     Occupation(s)
   Name, Address,       Position(s)       Length of           During
       and Age         Held with Fund    Time Served     Past Five Years
- ---------------------  --------------   -------------   ------------------
Susan Randall Harbert  Chief            Since May       Member, Grantham,
c/o GMO Trust          Financial        1995            Mayo, Van
40 Rowes Wharf         Officer and                      Otterloo & Co.
Boston, MA 02110       Treasurer of                     LLC.
Age: 44                the Trust
Brent Arvidson         Assistant        Since           Senior Fund
c/o GMO Trust          Treasurer of     September       Administrator --
40 Rowes Wharf         the Trust        1998            Grantham, Mayo,
Boston, MA 02110                                        Van Otterloo & Co.
Age: 32                                                 LLC (September
                                                        1997 - present);
                                                        Senior Financial
                                                        Reporting Analyst,
                                                        John Hancock Funds
                                                        (1996 - 1997)
Scott Eston            Chief            Since           Member, Grantham,
c/o GMO Trust          Financial        September       Mayo, Van
40 Rowes Wharf         Officer and      1997            Otterloo & Co.
Boston, MA 02110       Vice President                   LLC: Senior
Age: 46                of the Trust                     Partner, Coopers &
                                                        Lybrand (1987 -
                                                        1997).
William R. Royer,      Vice President   Since May       General Counsel
Esq.                   and Clerk of     1995            and Member,
c/o GMO Trust          the Trust                        Grantham, Mayo,
40 Rowes Wharf                                          Van Otterloo & Co.
Boston, MA 02110                                        LLC
Age: 36
Elaine M. Hartnett,    Vice President   Since August    Associate General
Esq.                   and Secretary    1999            Counsel, Grantham,
c/o GMO Trust          of the Trust                     Mayo, Van
40 Rowes Wharf                                          Otterloo & Co. LLC
Boston, MA 02110                                        (June 1999 -
Age: 57                                                 present);
                                                        Associate/ Junior
                                                        Partner, Hale and
                                                        Dorr LLP (1991 -
                                                        1999).

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

                                     PART C

                             EVERGREEN EQUITY TRUST

                                OTHER INFORMATION

Item 15. Indemnification.

         The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Equity Trust's Registration Statement on Form N-1A filed on
         October 8, 1997, Registration No. 333-37453.

2. Bylaws. Incorporated by reference to Evergreen Equity Trust's Registration Statement Amendment No. 30 on Form N-1A filed on January 26, 2001, Registration No. 333-37453.

3.       Not applicable.

4.       Agreement and Plan of Reorganization.  Exhibit A to
         Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Equity Trust Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws
         Articles II., III., and VIII, included as part of Exhibits 1 and 2 of this Registration Statement.

6 Investment Advisory Agreement between Evergreen Investment Management Company, LLC and Evergreen Equity Trust. Incorporated by reference to Evergreen Equity Trust's Registration Statement Amendment No. 49 on Form N-1A filed on November 6, 2002.

7(a) Underwriting Agreements between Evergreen Distributor, Inc. and Evergreen Equity Trust for Classes A, B, C and I. Incorporated by reference to Evergreen Equity Trust's Registration Statement Amendment No. 49 on Form N-1A filed on November 6, 2002.

7(b) Specimen Copy of Dealer Agreement for Class A, Class B and Class C shares used by Evergreen Distributor, Inc. Incorporated by reference to the Registrant's Form N-1A Registration Statement Pre-Effective Amendment No. 1 filed on November 10, 1997.

8.       Deferred Compensation Plan. Incorporated by reference to
         Evergreen Equity Trust's Registration Statement Amendment
         No. 30 on Form N-1A filed on January 26, 2001, Registration No. 333-37453.

9.(a) Agreement between State Street Bank and Trust Company and Evergreen Equity Trust. Incorporated by reference to Evergreen
         Equity Trust's Registration Statement Amendment No. 4 on Form N-1A filed on March 12, 1998, Registration No. 333-37453.

9.(b) Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Large Cap Value Fund). Incorporated by reference to Evergreen Equity Trust's Registration Statement Amendment No. 49 on Form N-1A filed on November 6, 2002.

10(a) Rule 12b-1 Distribution Plans for Classes A, B and C. Incorporated by reference to Evergreen Equity Trust's Registration Statement Amendment No. 49 on Form N-1A filed on November 6, 2002.

10(b) Multiple Class Plan. Incorporated by reference to Evergreen Equity Trust's Registration Statement Amendment No. 33 on Form
         N-1A filed on November 28, 2001, Registration No. 333-37453.

11. Opinion and Consent of Sullivan & Worcester LLP. Incorporated by reference to Registration Statement on Form N-14AE filed on October 7, 2002, File Number 333-100421.

12.      Tax Opinion and Consent of S&W. Contained herein.

13.      Not applicable.

14. Consent of PriceWaterhouseCoopers. Incorporated by reference to Registration Statement on Form N-14AE filed on October 7, 2002, File Number 333-100421.

15.      Not applicable.

16. Powers of Attorney. Incorporated by reference to Evergreen Equity Trust's Registration Statement Amendment No. 33 on Form
         N-1A filed on November 28, 2001, Registration No. 333-37453.

17.      Proxy Card.  Contained herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 8th day of November 2002.

                                         EVERGREEN EQUITY TRUST

                                         By: /s/ Michael H. Koonce
                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 8th day of November 2002.

/s/ William M. Ennis                     /s/ Michael H. Koonce             /s/ Carol A. Kosel
-------------------------               -----------------------------     --------------------------------
William M. Ennis*                       Michael H. Koonce*                 Carol A. Kosel
President                               Secretary                          Treasurer
 (Chief Executive Officer)                                                 (Principal Financial and
                                                                            Accounting Officer)

/s/ Charles A. Austin, III              /s/ Gerald M. McDonnell           /s/ Leroy Keith, Jr.
----------------------------            -----------------------------     -------------------------------
Charles A. Austin III*                  Gerald M. McDonnell*              Leroy Keith, Jr.*
Trustee                                 Trustee                           Trustee


/s/ K. Dun Gifford                      /s/ William Walt Pettit
-------------------------------         -----------------------------
K. Dun Gifford*                         William Walt Pettit*
Trustee                                 Trustee


/s/ Thomas L. McVerry                   /s/ Michael S. Scofield
------------------------------          --------------------------------
Thomas L. McVerry*                      Michael S. Scofield*
Trustee                                 Chairman of the Board
                                        and Trustee

/s/ David M. Richardson                 /s/ Russell A. Salton, III MD
------------------------------          --------------------------------
David M. Richardson*                    Russell A. Salton, III MD*
Trustee                                 Trustee

/s/ Richard J. Shima                    /s/ Richard K. Wagoner
------------------------------          --------------------------------
Richard J. Shima*                       Richard K. Wagoner*
Trustee                                 Trustee


*By: /s/ Maureen E. Towle
-------------------------------
Maureen E. Towle
Attorney-in-Fact

         *Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS


EXHIBIT NO.             EXHIBIT

12       Tax Opinion of Sullivan & Worcester, LLP
17       Proxy Card

                    TAX OPINION OF SULLIVAN & WORCESTER, LLP

                                                              November 6, 2002


Evergreen Large Cap Value Fund
200 Berkeley Street
Boston, Massachusetts 02116

GMO Pelican Fund
40 Rowes Wharf
Boston, Massachusetts 02110


         Re: Conversion of GMO Pelican Fund to a Series of a Delaware Business Trust (Evergreen Equity Trust) ------------------------

Ladies and Gentlemen:

         You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

                           Parties to the Transaction

         GMO Pelican Fund ("Original Fund") is a series of GMO Trust ("Original Trust"), a Massachusetts business trust.

         Evergreen Large Cap Value Fund ("Successor Fund") is a series of Evergreen Equity Trust ("Successor Trust"), a Delaware business trust.

                       Description of Proposed Transaction

         In the proposed transaction (the "Conversion"), Successor Fund will acquire all of the assets of Original Fund in exchange for shares of Successor Fund of equivalent value and the assumption of the identified liabilities of Original Fund. Original Fund will then liquidate and distribute all of the Successor Fund shares which it holds to its shareholders pro rata in proportion to their shareholdings in Original Fund, in complete redemption of all outstanding shares of Original Fund, and promptly thereafter will proceed to dissolve. Prior to the closing date of the Conversion, it is anticipated that there will have been one major withdrawal and a number of smaller withdrawals from the Original Fund, all in exercise of the right to withdraw given to shareholders of the Original Fund by the Investment Company Act of 1940.

                         Scope of Review and Assumptions

         In rendering our opinion, we have reviewed and relied upon the Agreement and Plan of Reorganization between Successor Trust with respect to Successor Fund and Original Trust with respect to Original Fund (the "Conversion Agreement") dated as of September 27, 2002 which is enclosed in proxy materials to be dated November 8, 2002 and to be submitted to the Securities and Exchange Commission on or about November 8, 2002, which describes the proposed transaction, and on the information provided in such proxy materials. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this letter and the date of the closing of the transaction. We further assume that the transaction will be carried out in accordance with the Conversion Agreement.

                                 Representations

         Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Original Fund and Successor Fund, and we have without independent verification relied upon such representations in rendering our opinions.

                                    Opinions

         Based on and subject to the foregoing, and our examination of the legal authority we have deemed to be relevant, we have the following opinions:

         1. The transfer of all of the assets of Original Fund in exchange for shares of Successor Fund and assumption by Successor Fund of the identified liabilities and the GMO Trustee Indemnification Obligations (as defined in the Conversion Agreement) of Original Fund followed by the distribution of said Successor Fund shares pro rata to the shareholders of Original Fund in liquidation of Original Fund will constitute a "reorganization" within the meaning of ss. 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and Successor Fund and Original Fund will each be "a party to a reorganization" within the meaning of ss. 368(b) of the Code.

         2. No gain or loss will be recognized by Successor Fund upon the receipt of the assets of Original Fund solely in exchange for Successor Fund shares and the assumption by Successor Fund of the identified liabilities of Original Fund.

         3. No gain or loss will be recognized to Original Fund upon the transfer of its assets to Successor Fund in exchange for Successor Fund shares and assumption by Successor Fund of the identified liabilities of Original Fund, or upon the distribution (whether actual or constructive) of such Successor Fund shares to the shareholders of Original Fund in exchange for their Original Fund shares.

         4. The shareholders of Original Fund will recognize no gain or loss upon the exchange of their Original Fund shares for Successor Fund shares in liquidation of Original Fund.

         5. The aggregate tax basis of the Successor Fund shares received by each Original Fund shareholder pursuant to the Conversion will be the same as the aggregate tax basis of the Original Fund shares held by such shareholder immediately prior to the Conversion.

         6. The holding period of the Successor Fund shares to be received by each Original Fund shareholder will include the period during which the Original Fund shares exchanged therefor were held by such shareholder, provided the Original Fund shares were held as a capital asset on the date of the Conversion.

         7. The tax basis of the assets of Original Fund acquired by Successor Fund will be the same as the tax basis of those assets to the Original Fund immediately prior to the Conversion, and the holding period of the assets of Original Fund in the hands of Successor Fund will include the period during which those assets were held by Original Fund.

         The foregoing opinions are based on the Code as in effect on the date hereof and administrative and judicial interpretations of it. No assurance can be given that the Code will not change or that such interpretations will not be revised or amended adversely, possibly with retroactive effect. This opinion letter is delivered to you in satisfaction of the requirements of Section 8.6 of the Conversion Agreement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 relating to the Conversion and to use of our name and any reference to our firm in such Registration Statement or in the prospectus/proxy statement constituting a part thereof. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                        Very truly yours,
                                        /s/ SULLIVAN & WORCESTER LLP
                                        SULLIVAN & WORCESTER LLP

                                   EXHIBIT 17
                                   PROXY CARD

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                   Please detach at perforation before mailing

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                GMO PELICAN FUND,
                              A series of GMO Trust

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON DECEMBER 20, 2002


   The undersigned, revoking all Proxies heretofore given, hereby appoints Elaine M. Hartnett and Gregory Pottle or either of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of GMO Pelican Fund, a series of GMO Trust, ("GMO Fund") that the undersigned is entitled to vote at the special meeting of shareholders of GMO Fund to be held at 2:00 p.m. on December 20, 2002 at the offices of Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110 or at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GMO TRUST.

   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME (S) APPEAR ON THIS PROXY. If joint owners, EITHER owner may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

            Date                           , 2002

            ----------------------------------------

            ----------------------------------------
            Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -- - -

IF A CHOICE IS SPECIFIED BELOW WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED AS INDICATED. IF NO CHOICE IS SPECIFIED BELOW WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. THE BOARD OF TRUSTEES OF GMO TRUST RECOMMENDS A VOTE FOR THE PROPOSAL. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X


1. To approve an Agreement and Plan of Reorganization whereby Evergreen Large Cap Value Fund, a series of Evergreen Equity Trust ("Evergreen Fund"), will (i) acquire all of the assets of GMO Pelican Fund ("GMO Fund") in exchange for shares of Evergreen Fund; (ii) assume the identified liabilities of GMO Fund; and (iii) indemnify the GMO Trust's Board of Trustees and GMO Fund's shareholders, as described in detail in the accompanying Prospectus/Proxy Statement.

          _____ FOR    _____ AGAINST  _____ ABSTAIN

         In their discretion the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

                                               November 8, 2002



EDGAR Operations Branch
Division of Investment Management
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      Evergreen Equity Trust (the "Trust")
         Evergreen Large Cap Value Fund
         Registration Statement on Form N-14AE, File No. 333-100421

Ladies and Gentlemen:

     Pursuant to the Securities Act of 1933, as amended and the General Rules and Regulations thereunder, enclosed for filing electronically is Post-Effective Amendment No. 1 to the Registration Statement on Form N-14AE of the Trust. This filing relates to the acquisition of the assets of GMO Pelican Fund, a series of GMO Trust, by and in exchange for shares of Evergreen Large Cap Value Fund, a series of the Trust.

     This  Amendment  is being filed  pursuant to Rule 485(b) under the 1933 Act
(i) for the purpose of filing certain exhibits and (ii) to make such other non-material changes as the Trust may deem appropriate.

     To my knowledge, the Amendment does not contain disclosure that would render it ineligble to become effective pursuant to Rule 485(b).

         Any questions or comments with respect to this filing may be directed to the undersigned at (617) 210-3682.

                                         Very truly yours,

                                         /s/ Maureen E. Towle

                                         Maureen E. Towle

Enclosures

cc: David Mahaffey, Esq.